     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 1997


                                              1933 ACT REGISTRATION NO. 33-84426
                                              1940 ACT REGISTRATION NO. 811-8780

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I

                           (EXACT NAME OF REGISTRANT)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                              (NAME OF DEPOSITOR)

              900 Cottage Grove Road, Hartford, Connecticut 06152

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               Depositor's Telephone Number, including Area Code

                                 (860) 726-6000

   Robert A. Picarello, Esquire              COPY TO:
Connecticut General Life Insurance      George N. Gingold,
              Company                         Esquire
      900 Cottage Grove Road           197 King Philip Drive
    Hartford, Connecticut 06152          West Hartford, CT
  (NAME AND ADDRESS OF AGENT FOR            06117-1409
             SERVICE)

            Approximate date of proposed public offering: Continuous

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
               (TITLE AND AMOUNT OF SECURITIES BEING REGISTERED)


                    An indefinite amount of the securities being offered by this Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, and the initial registration fee of $500 was paid with the Rule 24f-2 declaration. Form 24F-2 for Registrant's fiscal year, which ended December 31, 1996, was filed February 26, 1997.


                    It is proposed that this filing will become effective:
                    ----------------------------- immediately upon filing
                    pursuant to paragraph (b) of Rule 485

                    ----------------------------- on May 1, 1997, pursuant to
                    paragraph (b) of Rule 485

                       X
                    ----------------------------- 60 days after filing pursuant to paragraph (a) of Rule 485
                    ----------------------------- on
                    ---------------------------, pursuant to paragraph (a) of
                    Rule 485

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
1                  Cover Page Highlights

2                  Cover Page

3                  *

4                  Distribution of Policies

5                  The Company

6(a)               The Variable Account

6(b)               *

9                  Legal Proceedings

10(a)-(c)          Short-Term Right to Cancel the Policy; Surrenders;
                   Accumulation Value; Reports to Policy Owners

10(d)              Right to Exchange for a Fixed Benefit Policy; Policy Loans;
                   Surrenders; Allocation of Net Premium Payments

10(e)              Lapse and Reinstatement

10(f)              Voting Rights

10(g)-(h)          Substitution of Securities

10(i)              Premium Payments; Transfers; Death Benefit; Policy Values;
                   Settlement Options

11                 The Funds

12                 The Funds

13                 Charges; Fees

14                 Issuance

15                 Premium Payments; Transfers

16                 The Variable Account

17                 Surrenders

18                 The Variable Account

19                 Reports to Policy Owners

20                 *

21                 Policy Loans

22                 *

23                 The Company

24                 Incontestability; Suicide; Misstatement of Age or Sex

25                 The Company

26                 Fund Participation Agreements

27                 The Variable Account

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
28                 Directors and Officers of the Company

29                 The Company

30                 *

31                 *

32                 *

33                 *

34                 *

35                 *

37                 *

38                 Distribution of Policies

39                 Distribution of Policies

40                 *

41(a)              Distribution of Policies

42                 *

43                 *

44                 The Funds; Premium Payments

45                 *

46                 Surrenders

47                 The Variable Account; Surrenders, Transfers

48                 *

49                 *

50                 The Variable Account

51 Cover Page; Highlights; Premium Payments; Right to Exchange for a Fixed Benefit Policy

52                 Substitution of Securities

53                 Tax Matters

54                 *

55                 *

* Not Applicable

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                                                     [LOGO]
CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I


HOME OFFICE LOCATION:             MAILING ADDRESS:
900 COTTAGE GROVE ROAD            CIGNA INDIVIDUAL INSURANCE
BLOOMFIELD, CONNECTICUT           ANNUITY & VARIABLE LIFE SERVICES CENTER,
                                  ROUTING S-249
                                  HARTFORD, CT 06152-2249
                                  (800)(552-9898)


--------------------------------------------------------------------------------
              THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

    This prospectus describes a flexible premium variable life insurance contract ("Policy") offered by Connecticut General Life Insurance Company ("the Company"). This Policy is intended to provide life insurance benefits. It allows flexible premium payments, a choice of underlying funding options, and a choice of two death benefit options. Its value will vary with the investment performance of the underlying funding options selected, as may the death benefit payable by the Company upon the death of the Insured. Policy values may be used to continue the Policy in force, may be borrowed within certain limits, and may be fully or partially surrendered. Full surrenders are subject to a surrender charge. Annuity settlement options equivalent to the Death Benefit are available for payment to the Beneficiary upon the death of the Insured.

    The Company offers sixteen funding vehicles under a Policy through the Separate Account, each a diversified open-end management investment company (commonly called a mutual fund) with a different investment objective: Alger American Fund -- Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio, and Alger American Small Capitalization Portfolio; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II -- Asset Manager Portfolio and Investment Grade Bond Portfolio; MFS-Registered Trademark-Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series and MFS World Governments Series; Neuberger & Berman Advisers Management Trust -- Balanced Portfolio, Limited Maturity Bond Portfolio and Partners Portfolio; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio.

    The fixed interest option offered under the Policy is the Fixed Account. Amounts held in the Fixed Account are guaranteed and will earn a minimum interest rate of 4% per year. Unless specifically mentioned, this prospectus only describes the variable investment options.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with this Policy. This entire Prospectus, and those of the Funds, should be read carefully to understand the Policy being offered.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE POLICIES OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         PROSPECTUS DATED: MAY 1, 1997

                               TABLE OF CONTENTS

                                                    PAGE
                                                  ---------
Definitions.....................................      3
Highlights......................................      5
  Initial Choices...............................      5
  Charges and Fees..............................      6
The Company.....................................      6
The Variable Account............................      7
The Funds.......................................      7
  Expense Data/Fee Table........................     10
  General.......................................     12
  Substitution of Securities....................     12
  Voting Rights.................................     12
  Fund Participation Agreements.................     13
Death Benefit...................................     13
    Death Benefit Options.......................     13
    Changes in Death Benefit Option.............     13
    Guaranteed Death Benefit Provision..........     13
    Payment of Death Benefit....................     14
    Changes in Specified Amount.................     15
Premium Payments; Transfers.....................     15
    Premium Payments............................     15
    Allocation of Net Premium Payments..........     16
    Transfers...................................     17
    Optional Variable Account Sub-Account
     Allocation Programs........................     17
      Dollar Cost Averaging.....................     17
      Automatic Rebalancing.....................     18
Charges; Fees...................................     18
    Premium Load................................     18
    Monthly Deductions..........................     19
    Transaction Fee for Excess Transfers........     20
    Mortality and Expense Risk Charge...........     20
    Surrender Charge............................     20
The Fixed Account...............................     21
Policy Values...................................     21
    Accumulation Value..........................     21
    Variable Accumulation Unit Value............     22
    Surrender Value.............................     22
Surrenders......................................     23
    Partial Surrenders..........................     23
    Full Surrenders.............................     23
    Deferral of Payment and Transfers...........     23
Lapse and Reinstatement.........................     23
    Lapse of a Policy; Effect of Guaranteed
     Death Benefit Provision....................     23

                                                    PAGE
                                                  ---------
    Reinstatement of a Lapsed Policy............     24
Policy Loans....................................     24
Settlement Options..............................     25
Other Policy Provisions.........................     25
    Issuance....................................     25
    Short-Term Right to Cancel the Policy.......     25
    Policy Owner................................     26
    Beneficiary.................................     26
    Assignment..................................     26
    Right to Exchange for a Fixed Benefit
     Policy.....................................     26
    Incontestability............................     27
    Misstatement of Age or Sex..................     27
    Suicide.....................................     27
    Nonparticipating Policies...................     27
Tax Matters.....................................     27
    Policy Proceeds.............................     27
    Taxation of the Company.....................     29
    Section 848 Charges.........................     29
    Other Considerations........................     29
Other Matters...................................     29
    Directors and Officers of the Company.......     29
    Distribution of Policies....................     30
    Changes of Investment Policy................     30
    Other Contracts Issued by the Company.......     31
    State Regulation............................     31
    Reports to Policy Owners....................     31
    Advertising.................................     31
    Legal Proceedings...........................     32
    Experts.....................................     32
    Registration Statement......................     32
Financial Statements............................     32
    Connecticut General Life Insurance
     Company....................................     33
    CG Variable Life Insurance Separate Account
     I..........................................     53
Appendix 1......................................     66
    Illustration of Surrender Charges...........     66
Appendix 2......................................     68
    Illustration of Accumulation Values,
     Surrender Values, and Death Benefits.......     68
Appendix 3......................................     78
    Tax Information.............................     78

DEFINITIONS

                    ACCUMULATION VALUE: The sum of the Fixed Account Value, Variable Account Value and the Loan Account Value.

                    ACCUMULATION UNIT: A unit of measure used to calculate the value of a Variable Account Sub-Account.

                    ADDITIONAL PREMIUMS: Any premium paid in addition to Planned Premiums.

                    ANNUITY & VARIABLE LIFE SERVICES CENTER: The office of the Company to which Premium Payments should be sent, notices given and any customer service requests made. Mailing address: CIGNA Individual Insurance, Annuity & Variable Life Services Center, Routing S-249, Hartford, CT 06152-2249.

                    CODE: The Internal Revenue Code of 1986, as amended.

                    CORRIDOR DEATH BENEFIT: The Death Benefit calculated as a percentage of the Accumulation Value rather than by reference to the Specified Amount to satisfy the Internal Revenue Service definition of "life insurance."


                    COST OF INSURANCE: The portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.


                    DEATH BENEFIT: The amount payable to the beneficiary upon the death of the Insured in accordance with the Death Benefit Option elected, before deduction of the amount necessary to repay any loans in full, and overdue deductions.

                    DEATH BENEFIT OPTION: Either of two methods for determining the Death Benefit.

                    FIXED ACCOUNT: The account under which principal is guaranteed and interest is credited at a rate of not less than 4% per year. Fixed Account assets are general assets of the Company held in the Company's General Account.

                    FIXED ACCOUNT VALUE: The portion of the Accumulation Value, other than the Loan Account Value, held in the Company's General Account.

                    FUND(S): One or more of Alger American Fund -- Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio and Alger American Small Capitalization Portfolio; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II -- Asset Manager Portfolio and Investment Grade Bond Portfolio; MFS-Registered Trademark- Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series, MFS World Governments Series; Neuberger & Berman Advisers Management Trust -- Balanced Portfolio, Limited Maturity Bond Portfolio and Partners Portfolio; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio. Each of them is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Policy.

                    GENERAL ACCOUNT: The Company's general asset account, in which assets attributable to the non-variable portion of Policies are held.

                    GRACE PERIOD: The 61-day period following a Monthly Anniversary Day on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Company will send notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless a sufficient payment (described in the notification letter) is received by the Company.

                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM: The Premium Payment(s) which must be made to guarantee the Initial Specified Amount for the first five Policy Years after issue, regardless of investment performance, assuming there will be no loans or partial surrenders.

                    GUIDELINE ANNUAL PREMIUM: The level amount, calculated in accordance with Rule 6e-3(T) under the Investment Company Act of 1940, required to mature the Policy under guaranteed mortality and expense charges and an annual interest rate of 5%.

                    INITIAL SPECIFIED AMOUNT: The amount (at least $50,000), originally chosen by the Policy Owner, initially equal to the Death Benefit. The Initial Specified Amount may be increased or decreased as described in this Prospectus.

                    INSURED: The person on whose life the Policy is issued.

                    ISSUE AGE: The age of the insured, to the nearest birthday, on the Issue Date.

                    ISSUE DATE: The date on which the Policy becomes effective, as shown in the Policy Specifications.

                    LOAN ACCOUNT VALUE: An amount equal to the sum of all unpaid Policy loans and loan interest.

                    MONTHLY ANNIVERSARY DAY: The day of the month, as shown in the Policy Specifications, or the next Valuation Day if that day is not a Valuation Day or is nonexistent for that month, when the Company makes the Monthly Deduction.

                    MONTHLY DEDUCTION: The monthly deduction made from the Net Accumulation Value; this deduction includes the cost of insurance, an administrative expense charge, and charges for supplemental riders or benefits, if applicable.

                    NET ACCUMULATION VALUE: The Accumulation Value less the Loan Account Value.

                    NET AMOUNT AT RISK: The Death Benefit before subtraction of outstanding loans, if any, minus the Accumulation Value.

                    NET PREMIUM PAYMENT: The portion of a Premium Payment, after deduction of 3.5% for the premium load, available for allocation to the Fixed Account and the Variable Account Sub-Accounts.

                    OWNER: The Owner on the Date of Issue will be the person designated in the Policy Specifications. If no person is designated as Owner, the Insured will be the Owner.

                    PLANNED PREMIUMS: The amount of premium the Policy Owner chooses to pay the Company on a scheduled basis. This is the amount for which the Company sends a premium reminder notice.

                    POLICY: The life insurance contract described in this Prospectus, under which flexible premium payments are permitted and the death benefit and contract values may vary with the investment performance of the funding option(s) selected.

                    POLICY YEAR: Each twelve-month period, beginning on the Issue Date, during which the Policy is in effect.

                    PREMIUM PAYMENT: A premium payment made under the Policy.

                    RIGHT-TO-EXAMINE PERIOD: The period of time following the issuance of the Policy during which the Owner may return the Policy and receive a refund of premiums paid, the latest of
                    (a) 10 days after the Policy is received, unless otherwise stipulated by state law requirements, (b) 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner, or (c) 45 days after the application for the Policy is signed.


                    SETTLEMENT OPTION(S): Several ways in which the Beneficiary may receive a Death Benefit, or in which the Owner may choose to receive payments upon surrender of the Policy.


                    SUB-ACCOUNT: That portion of the Variable Account which is invested in shares of a specific Fund.

                    SURRENDER CHARGE: The amount retained by the Company upon the full surrender of the Policy.

                    SURRENDER VALUE: The amount a Policy Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value minus the applicable Surrender Charge. All of the Surrender Value may be applied to one or more of the Settlement Options.

                    VALUATION DAY: Every day on which Accumulation Units are valued; any day on which the New York Stock Exchange is open, except any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.

                    VALUATION PERIOD: The period of time beginning on the day following a Valuation Day and ending on the next Valuation Day. A Valuation Period may be more than one day in length.

                    VARIABLE ACCOUNT: CG Variable Life Insurance Separate Account I. Consists of all Sub-Accounts invested in shares of the Funds. Variable Account assets are kept separate from the general assets of the Company and are not chargeable with the general liabilities of the Company.

                    VARIABLE ACCOUNT VALUE: The portion of the Accumulation Value attributable to the Variable Account.

HIGHLIGHTS
               The Policy is a flexible premium variable life
               insurance policy. Its values may be accumulated
               on a fixed or variable basis or a combination
               of fixed and variable bases. The Policy's
               provisions may vary in some states.
INITIAL        When purchasing a Policy, the Owner makes three
CHOICES        important choices:
TO BE MADE     1) Selecting one of the two Death Benefit
               Options;
               2) Selecting the amount of Premium Payments to
               make; and
               3) Selecting how Net Premium Payments will be
               allocated among the available funding options.
LEVEL OR       At the time of purchase, the Policy Owner (also
VARYING        called the "Owner" in this Prospectus) must
DEATH BENEFIT  choose between the two Death Benefit Options.
               The amount payable under either option will be
               determined as of the date of the Insured's
               death. Under the level Death Benefit Option,
               the Death Benefit will be the greater of the
               Specified Amount, or the Corridor Death
               Benefit. Under the varying Death Benefit
               Option, the Death Benefit will be the greater
               of the Specified Amount plus the Accumulation
               Value, or the Corridor Death Benefit (See
               "Death Benefit").
               The Policy also offers a Guaranteed Initial
               Death Benefit Provision which ensures that for
               the first five Policy Years the Death Benefit
               will not be less than the Initial Specified
               Amount, regardless of market performance,
               assuming there have been no loans or
               surrenders, even if the Surrender Value is
               insufficient to cover the current Monthly
               Deductions (See "Guaranteed Death Benefit
               Provision").
AMOUNT OF      At the time of purchase, the Policy Owner must
PREMIUM        also choose the amount of premium to be paid.
PAYMENT        The Owner may vary Premium Payments to some
               extent and still keep the Policy in force.
               Premium reminder notices will be sent for
               Planned Premiums and for premiums required to
               continue this Policy in force. If the Policy
               lapses it may be reinstated (See "Reinstatement
               of a Lapsed Policy"). Premium Payments are
               refundable during the Right-to-Examine Period.

SELECTION OF   The Policy Owner must choose how to allocate
FUNDING        Net Premium Payments. Net Premium Payments
VEHICLE(S)     allocated to the Variable Account may be
               allocated to one or more Sub-Accounts of the
               Variable Account, each of which invests in
               shares of a particular Fund. The Initial
               Premium Payment will not be allocated to the
               Variable Account until three days following the
               expiration of the Right-to-Examine Period. The
               Fixed Account may also be elected as an
               allocation option. Allocations to any
               Sub-Account or to the Fixed Account must be in
               whole percentages. No allocation can be made
               which would result in a Sub-Account value of
               less than $50 or a Fixed Account value of less
               than $2,500. Further, at this time, no more
               than 18 Sub-Accounts may be opened during the
               life of the Policy. The Company may expand this
               number at a future date. The variable portion
               of a Policy is supported by the Fund(s)
               selected as funding vehicle(s). The portion of
               the Variable Account Value attributable to a
               particular Fund through the Sub-Account of the
               Variable Account is not guaranteed and will
               vary with the investment performance of that
               Fund.

CHARGES               There is a 3.5% premium load on all Premium Payments.
AND FEES              Monthly deductions are made for the Cost of Insurance and any riders.
                      Monthly deductions ($15 per month during the first Policy Year and, currently, $5 per month thereafter) are also made for administrative expenses.
                      Daily deductions from Variable Account Value are made for the mortality and expense risk, currently at the annual rate of .45%
                      during the first ten Policy Years and .25% thereafter.
                      Investment results for each Sub-Account are affected by each Fund's daily charge for management fees; these charges vary by Fund and are shown at pages 10 and 11 of this Prospectus.


                    A transaction fee of $25 is imposed for each partial surrender and for certain transfers in excess of 12 per Policy Year.


                    A surrender charge will be deducted upon full surrender of a Policy within the first ten Policy Years or within ten years after an increase in Specified Amount.

                    Interest is charged on Policy loans. The net interest spread (the amount by which interest charged exceeds interest credited) is currently 1% per year in the first ten Policy Years and .25% per year thereafter.

                    The Company may derive a profit from its charges except from the monthly deduction for administrative expenses and the transaction fee.

THE COMPANY

                    The Company is a stock life insurance company incorporated in Connecticut in 1865. Its Home Office mailing address is Hartford, Connecticut 06152, Telephone (203) 726-6000. It has obtained authorization to do business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.

                    The Company markets the Policies through independent insurance brokers, general agents, and registered representatives of broker-dealers who are members of the National Association of Securities Dealers, Inc.

                    The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted. A blanket bond for $100 million covers all of the officers and employees of the Company.

THE VARIABLE ACCOUNT

                    CG Variable Life Insurance Separate Account I was established pursuant to a July 6, 1994 resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited without regard to the other income, gains or losses of the Company. The Company serves as the custodian of the assets of the Variable Account. These assets are held for the Policies. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Policies are general corporate liabilities of the Company. Any and all distributions made by the Funds with respect to shares held by the Variable Account will be reinvested in additional shares at net asset value. Deductions and surrenders from the Variable Account will, in effect, be made by surrendering shares of the Funds at net asset value. On each Valuation Day of each Fund, the Variable Account purchases or redeems Fund shares based on a netting of all transactions for that day. Shares of the Funds held in the Variable Account are held by the Company through an open account system, which makes unnecessary the issuance and delivery of stock certificates.


                    The Variable Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the 1940 Act ("1940 Act"). Such registration does not involve supervision of the Variable Account or the Company's management or investment practices or policies by the Commission. The Company does not guarantee the Variable Account's investment performance.


                    The Company has several other separate accounts registered as unit investment trusts with the Commission for the purpose of funding the variable annuity contracts and variable life insurance policies of the Company.

THE FUNDS

                    Each of the sixteen Sub-Accounts of the Variable Account is invested solely in the shares of one of the sixteen Funds available as funding vehicles under the Policies. Each of the Funds is a series of one of six entities, all Massachusetts or Delaware business trusts, each of which is registered as an open-end, diversified management investment company under the 1940 Act. These trusts are collectively referred to herein as the "Trusts".

                    The six Trusts and their Investment advisers and distributors are:

                        Alger American Fund ("Alger Trust"), managed by Fred Alger Management, Inc., 75 Maiden Lane, New York, NY 10038; and distributed by Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302;


                        Variable Insurance Products Fund ("Fidelity VIP"), and Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research Company and distributed by Fidelity Distribution Corporation, 82 Devonshire Street, Boston, MA 02103;

                        MFS-Registered Trademark- Variable Insurance Trust ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;


                        Neuberger & Berman Advisers Management Trust ("AMT Trust"), managed and distributed by Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0006;



                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors) and distributed by OCC Distributors (formerly Quest for Value Distributors), One World Financial Center, New York, NY 10281.


                    Four Funds of ALGER Trust are available under the Policies:

                        Alger American Growth Portfolio;
                        Alger American Leveraged AllCap Portfolio;
                        Alger American MidCap Growth Portfolio;
                        Alger American Small Capitalization Portfolio.


                    One Fund of FIDELITY VIP is available under the Policies:



                        Equity-Income Portfolio ("Fidelity VIP Equity-Income
                    Portfolio").



                    Two Funds of FIDELITY VIP II are available under the
                    Policies:



                        Asset Manager Portfolio ("Fidelity VIP II Asset Manager
                    Portfolio");
                        Investment Grade Bond Portfolio ("Fidelity VIP II
                    Investment Grade Bond Portfolio").


                    Three Funds of MFS Trust are available under the Policies:

                        MFS Total Return Series;
                        MFS Utilities Series;
                        MFS World Governments Series.

                    Three Funds of AMT Trust are available under the Policies:

                        Balanced Portfolio;
                        Limited Maturity Bond Portfolio;
                        Partners Portfolio.

                    Three Funds of OCC Trust are available under the Policies:

                        Global Equity Portfolio;
                        Managed Portfolio;
                        Small Cap Portfolio.

                    The investment advisory fees charged the Funds by their advisers are shown on pages 10 and 11 of this Prospectus.

                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    ALGER AMERICAN GROWTH PORTFOLIO (Large Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

                    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (Large Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, with the ability to engage in leveraging (up to one-third of assets) and options and futures transactions.


                    ALGER AMERICAN MIDCAP GROWTH PORTFOLIO (Midcap Cap Stocks):
                    Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies whose total market capitalization lies within the range of companies included in the S & P MidCap 400 Index.


                    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO (Small Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies whose total market capitalization lies within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.



                    FIDELITY VIP II ASSET MANAGER PORTFOLIO (Balanced or Total Return): Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.



                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO (Fixed Income - Intermediate Term Bonds): Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.



                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (Large Cap Stocks):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's Composite Index of 500 Stocks.


                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income (compared to a portfolio invested entirely in equity securities), consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.

                    MFS WORLD GOVERNMENTS SERIES (International Fixed Income):
                    Seeks not only preservation, but also growth, of capital together with moderate current income through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.


                    NEUBERGER&BERMAN AMT BALANCED PORTFOLIO (Balanced or Total Return): Seeks long-term capital growth and reasonable current income without undue risk to principal.



                    NEUBERGER&BERMAN AMT LIMITED MATURITY BOND PORTFOLIO (Short to Intermediate Term Bonds): Seeks the highest current income consistent with low risk to principal and liquidity; and secondarily, total return.



                    NEUBERGER&BERMAN AMT PARTNERS PORTFOLIO (Large Cap Stocks):
                    Seeks capital growth. Invests principally in common stocks of medium to large capitalization established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. The portfolio manager seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow, and support from asset values.


                    OCC GLOBAL EQUITY PORTFOLIO (International Stocks): Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC MANAGED PORTFOLIO (Balanced or Total Return): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    OCC SMALL CAP PORTFOLIO (Small Cap Stocks): Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.


                    The Neuberger&Berman AMT Partners Portfolio,
                    Neuberger&Berman Limited Maturity Bond Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Asset Manager Portfolio, Fidelty VIP High Income Portfolio, Fidelity VIP Overseas Portfolio, MFS Total Return Series, MFS Utilities Series, MFS World Governments Series, OCC Global Equity Portfolio, OCC Managed Portfolio, and the OCC Small Cap Portfolio funds may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses.

EXPENSE DATA

The purpose of the following Table is to help Purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Purchasers assuming that all Net Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the individual Funds underlying the Variable Sub-Accounts. The Mortality and Expense Risk Charge shown is the currently charged rate during the first ten Policy Years. It currently declines to .25% per year thereafter and is guaranteed not to exceed .90% per year.

                                   FEE TABLE


                                                                                                FIDELITY VARIABLE INSURANCE
                                                                                                      PRODUCTS FUNDS
                                                                                             ---------------------------------
                                              ALGER AMERICAN FUND                                                     VIP II
                     ----------------------------------------------------------------------    VIP II        VIP     INVESTMENT
                                         ALGER AMERICAN    ALGER AMERICAN   ALGER AMERICAN      ASSET      EQUITY-     GRADE
                      ALGER AMERICAN        LEVERAGED       MIDCAP GROWTH      SMALL CAP       MANAGER     INCOME      BOND
                     GROWTH PORTFOLIO   ALLCAP PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO   PORTFOLIO  PORTFOLIO
                     -----------------  -----------------  ---------------  ---------------  -----------  ---------  ---------
SEPARATE ACCOUNT
 ANNUAL EXPENSES
Mortality and
 Expense Risk
 Charge.............        0.45%              0.45%             0.45%            0.45%         0.45%        0.45%      0.45%
Total Separate
 Account Annual
 Expenses...........        0.45%              0.45%             0.45%            0.45%         0.45%        0.45%      0.45%
FUND PORTFOLIO
 ANNUAL EXPENSES
Management Fees.....        0.75%              0.85%             0.80%            0.85%         0.64%        0.51%      0.45%
Other Expenses......        0.04%              0.24%             0.04%            0.03%         0.10%        0.07%      0.13%
Total Fund Portfolio
 Annual Expenses....        0.79%              1.09%(1)          0.84%            0.88%         0.74%(2)     0.58%(2)    0.58%



------------------------
(1) Included in Other Expenses of the Alger American Leveraged AllCap Portfolio is 0.03% of interest expense.

(2) A portion of the brokerage commissions that certain funds paid was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, Total Fund Portfolio Annual Expenses would have been 0.73% for the VIP II Asset Manager Portfolio and 0.56% for the VIP Equity-Income Portfolio.

The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the monthly deduction of $15 during the first Policy Year, and currently, $5 thereafter for administrative expenses. The information set forth should be considered together with the information provided in this Prospectus under the heading "Charges and Fees", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.


     MFS VARIABLE INSURANCE TRUST                   NEUBERGER&BERMAN
---------------------------------------       ADVISERS MANAGEMENT TRUST (5)              OCC ACCUMULATION TRUST
    MFS                                   -------------------------------------   -------------------------------------
   TOTAL          MFS        MFS WORLD                   LIMITED                     GLOBAL
  RETURN       UTILITIES    GOVERNMENTS   BALANCED      MATURITY       PARTNERS      EQUITY      MANAGED     SMALL CAP
  SERIES        SERIES        SERIES      PORTFOLIO  BOND PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO   PORTFOLIO
-----------   -----------   -----------   --------   ---------------   --------   ------------   --------   -----------

   0.45%         0.45%         0.45%        0.45%         0.45%          0.45%        0.45%        0.45%       0.45%
   0.45%         0.45%         0.45%        0.45%         0.45%          0.45%        0.45%        0.45%       0.45%

   0.75%         0.75%         0.75%        0.85%(6)      0.65%(6)       0.84%(6)     0.80%        0.80%       0.80%
   0.25%(4)      0.25%(4)      0.25%(4)     0.24%         0.13%          0.11%        0.63%        0.10%       0.22%
   1.00%(3)      1.00%(3)      1.00%(3)     1.09%         0.78%          0.95%        1.43%(7)     0.90%(7)    1.02%(7)



------------------------
(3)  The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Total Return
     Series, Utilities Series and World Government Series would be 1.35%, 2.00%
     and 1.28% respectively, and "Total Fund Portfolio Annual Expenses" would be
     2.10% 2.75% and 2.03% respectively, for these Series. See "Information
     Concerning Shares of Each Series--Expenses."
(4)  Each Series has an expense offset arrangement which reduces the Series'
     custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".
(5)  Neuberger&Berman Advisers Management Trust is divided into portfolios
     ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust.
(6)  The figures reported here are "Management and Administration Fees" which include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other
     Expenses" includes all other expenses of the Portfolio and its corresponding Series.
(7)  The annual expenses of OCC Accumulation Trust Portfolios (the "Portfolios")
     as of December 31, 1996 have been restated to reflect new management fee and expense limitation arrangements in effect as of May 1, 1996.
     Additionally, Other Expenses are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses.
     Effective May 1, 1996, the expenses of the Portfolios were contractually limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.25% of their respective average daily net assets. Furthermore, through December 31,
     1997, the annualized operating expenses of the Managed and Small Cap
     Portfolios will be voluntarily limited by OpCap Advisors so that annualized operating expenses (net of any expense offsets) of these Portfolios do not exceed 1.00% of their respective average daily net assets. Without such contractual and voluntary expense limitations and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total
     Portfolio Annual Expenses incurred for the fiscal year ended December 31,
     1996 would have been: .80%, 1.04% and 1.84%, respectively, for the Global
     Equity Portfolio; .80%, .10% and .90%, respectively, for the Managed
     Portfolio; and .80%, .26% and 1.06%, respectively, for the Small Cap
     Portfolio.

                    GENERAL

                    There is no assurance that the investment objective of any of the Funds will be met. A Policy Owner bears the complete investment risk for Accumulation Values allocated to a Sub-Account. Each of the Sub-Accounts involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Policy Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company. (See "Premium Payments.")

                    Required premium levels will vary based on market performance. In a prolonged market downturn, affecting all Sub-Accounts, additional Premium Payments may be necessary to maintain the level of coverage or to avoid lapsing of the Policy. Review of periodic contract statements is strongly suggested to determine appropriate premium requirements.

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the investment objectives of the Policies, the Company may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, the Company will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Trust in accordance with written instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trusts do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Trust not more than sixty (60) days prior to the meeting of the particular Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Trusts do not foresee any disadvantage to Policy Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Trusts' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

                    FUND PARTICIPATION AGREEMENTS

                    The Company has entered into agreements with the various Trusts and their advisers or distributors under which the Company makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate the Company therefor.

DEATH BENEFIT

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available. The amount payable under either option will be determined as of the date of the Insured's death.

                    Under OPTION 1 the Death Benefit will be the greater of the Specified Amount (a minimum of $50,000 as of the date of this Prospectus), or the applicable percentage (the "Corridor Percentage") of the Accumulation Value required to maintain the Policy as a "life insurance contract" for tax purposes (the "Corridor Death Benefit.") The Corridor Percentage is 250% through the Insured's age 40 and decreases in accordance with the table in "Payment of Death Benefit" to 100% at the Insured's age 95. Option 1 provides a level Death Benefit until the Corridor Death Benefit exceeds the Specified Amount.

                    Under OPTION 2 the Death Benefit will be the greater of the Specified Amount (a minimum of $50,000 as of the date of this Prospectus), plus the Accumulation Value, or the Corridor Death Benefit. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options chosen.

                    Under both Option 1 and Option 2, the proceeds payable upon death will be the Death Benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full. Option 1 will be in effect unless Option 2 has been elected in the application for the Policy or unless a change has been allowed.

                    CHANGES IN DEATH BENEFIT OPTION

                    A Death Benefit Option change will be allowed upon the Owner's written request to the Annuity & Variable Life Services Center in form satisfactory to the Company, subject to the following conditions:

                - The change will take effect on the Monthly Anniversary Day or on the next Valuation Day following the date of receipt of the request.

                - There will be no change in the Surrender Charge, and evidence of insurability may be required.

                - No change in the Death Benefit Option may reduce the Specified Amount below $50,000.

                - For changes from Option 1 to Option 2, the new Specified Amount will equal the Specified Amount less the Accumulation Value at the time of the change.

                - For changes from Option 2 to Option 1, the new Specified Amount will equal the Specified Amount plus the Accumulation Value at the time of the change.

                    GUARANTEED DEATH BENEFIT PROVISION

                    The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Initial Death Benefit Premium is paid, the Death Benefit will not be less than the Initial

                    Specified Amount during the first five Policy Years even if the Surrender Value is insufficient to cover the current Monthly Deductions, assuming there have been no loans or partial surrenders.

                    Changes in Initial Specified Amount, partial surrenders, and Death Benefit Option changes during the first five Policy Years may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force.

                    PAYMENT OF DEATH BENEFIT

                    The Death Benefit under the Policy will be paid in a lump sum within seven days after receipt at the Annuity & Variable Life Services Center of due proof of the Insured's death (a certified copy of the death certificate), unless the Owner or the Beneficiary has elected that it be paid under one or more of the Settlement Options (See "Settlement Options"). Payment of the Death Benefit may be delayed if the Policy is being contested.

                    While the Insured is living, the Owner may elect a Settlement Option for the Beneficiary and deem it irrevocable, and may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless the Owner has made an irrevocable election.

                    All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such other options as the Company may make available in the future.

                    If the Policy is assigned as collateral security, the Company will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

                    The Death Benefit under the Policy at any point in time must be at least the following "Corridor Percentage" of the Accumulation Value based on the Insured's attained age:

  INSURED'S      CORRIDOR        INSURED'S       CORRIDOR
ATTAINED AGE    PERCENTAGE     ATTAINED AGE     PERCENTAGE
-------------  -------------  ---------------  -------------
    0-40              250%              70            115%
     41               243               71            113
     42               236               72            111
     43               229               73            109
     44               222               74            107
                       --                -             --
     45               215               75            105
     46               209               76            105
     47               203               77            105
     48               197               78            105
     49               191               79            105
                       --                -             --
     50               185               80            105
     51               178               81            105
     52               171               82            105
     53               164               83            105
     54               157               84            105
                       --                -             --
     55               150               85            105
     56               146               86            105
     57               142               87            105
     58               138               88            105
     59               134               89            105
                       --                -             --
     60               130               90            105
     61               128               91            104
     62               126               92            103
     63               124               93            102

  INSURED'S      CORRIDOR        INSURED'S       CORRIDOR
ATTAINED AGE    PERCENTAGE     ATTAINED AGE     PERCENTAGE
-------------  -------------  ---------------  -------------
     64               122               94            101
                       --                -             --
     65               120               95            100
     66               119               96            100
     67               118               97            100
     68               117               98            100
     69               116               99            100
                       --                -             --

                    CHANGES IN SPECIFIED AMOUNT

                    Changes in the Specified Amount of a Policy can be made by submitting a written request to the Annuity & Variable Life Services Center in form satisfactory to the Company.

                    Changes in the Specified Amount are subject to the following conditions:

                - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the Specified Amount.

                - An increase in the Specified Amount will increase the Surrender Charge.

                - As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000.

                - No decrease may reduce the Specified Amount to less than $50,000.

                - No decrease may reduce the Specified Amount below the minimum required to maintain the Policy's status under the Code as a life insurance policy.

PREMIUM PAYMENTS; TRANSFERS

                    PREMIUM PAYMENTS

                    The Policies provide for flexible premium payments. Premium Payments are payable in the frequency and in the amount selected by the Policy Owner. The initial Premium Payment is due on the Issue Date and is payable in advance. The minimum payment is the amount necessary to maintain a positive Surrender Value or Guaranteed Minimum Death Benefit. Each subsequent Premium Payment must be at least $100. The Company reserves the right to decline any application or Premium Payment.

                    After the initial Premium Payment, all Premium Payments must be sent directly to the Annuity & Variable Life Services Center and will be deemed received when actually received there.

                    The Policy Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    PLANNED PREMIUMS are Premium Payments scheduled when a Policy is applied for. They can be billed annually, semiannually or quarterly. Pre-authorized automatic monthly check payments may also be arranged.

                    ADDITIONAL PREMIUMS are any Premium Payments made ($100 minimum) in addition to Planned Premiums.

                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM, if paid during the first five Policy Years, enables the Policy to remain in force regardless of investment performance, assuming no surrenders or loans during that time. The Guaranteed Initial Death Benefit Premium is stated in the Policy Specifications. An increase in Specified Amount would require a recalculation of the Guaranteed Initial Death Benefit Premium. If this premium is not paid, or there are partial surrenders or loans taken during the first five Policy Years, the

                    Policy will lapse during the first five Policy Years if the Surrender Value is less than the next Monthly Deduction, just as it would after the first five Policy Years at any time the Surrender Value is less than the next Monthly Deduction.

                    Payment of Planned Premiums or Additional Premiums in any amount will not, except as noted above, guarantee that the Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause a Policy to lapse (See "Guaranteed Death Benefit Provision").

                    PREMIUM INCREASES. At any time, the Owner may increase Planned Premiums, or pay Additional Premiums, but:

                - Evidence of insurability may be required if the Additional Premium or the new Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Accumulation Value. If satisfactory evidence of insurability is requested and not provided, the increase in premium will be refunded without interest and without participation of such amounts in any underlying funding options.

                - In no event may the total of all Premium Payments exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a Premium Payment would result in total premiums exceeding such maximum premium limitation, the Company will only accept that portion of the Premium Payment which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further Premium Payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                - If there is any Policy indebtedness, any additional Net Premium Payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment.

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    At the time of purchase of the Policy, the Owner must decide how to allocate Net Premium Payments among the Sub-Accounts and the Fixed Account. Allocation to any one Variable Account Sub-Account or to the Fixed Account must be in whole percentages. No allocation can be made which would result in a Sub-Account of less than $50 or a Fixed Account value of less than $2,500. Further, at this time, no more than 18 Sub-Accounts may be opened during the life of the Policy. The Company may expand this number at a future date. For each Variable Account Sub-Account, the Net Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Policy is determined by dividing the Net Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.

                    During the Right-To-Examine period, the Net Premium Payment will be allocated to the Fixed Account, and interest credited from the Issue Date if the Premium Payment was received on or before the Issue Date. The Company will allocate the initial Net Premium Payment directly to the Sub-Account(s) selected by the Owner within three days after expiration of the Right-To-Examine period.

                    Unless the Company is directed otherwise by the Policy Owner, subsequent Net Premium Payments will be allocated on the same basis as the most recent previous Net Premium Payment. Such allocation will occur as of the next Valuation Period after each payment is received.

                    The allocation for future Net Premium Payments may be changed at any time free of charge. Any new allocation will apply to Premium Payments made more than one week after the Company receives the notice of the new allocation. Any new allocation is subject to the same requirements as the initial allocation. The Company may, at its sole discretion, waive minimum premium allocation requirements.

                    TRANSFERS

                    Before the Insured attains age 100, values may, at any time, be transferred ($500 minimum) from one Sub-Account to another, or from the Variable Account to the Fixed Account. Within the 30 days after each Policy Anniversary, the Owner may also transfer a portion of the Fixed Account Value to one or more Sub-Accounts, until the Insured attains age 100. Transfers from the Fixed Account are allowed in the 30-day period after a Policy Anniversary and will be effective as of the next Valuation Day after a request is received in good order at the Annuity & Variable Life Services Center. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. The Company may further limit transfers from the Fixed Account at any time.

                    Subject to the above restrictions, up to 12 transfers may be made in any Policy Year without charge, and any value remaining in the Fixed Account or a Sub-Account after a transfer must be at least $500. Transfers may be made in writing or by telephone unless the Policy Owner has indicated in writing in the application or otherwise that telephone transfers are not to be permitted. To make a telephone transfer, the Policy Owner must call the Annuity & Variable Life Services Center and provide, as identification, his or her Policy Number and a requested portion of his or her Social Security number. A customer service representative will then come on the line and, upon ascertaining that telephone transfers are permitted for that Policy, take the transfer request, which will be processed as of the next close of business and confirmed the day after that. The Company disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.

                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after a written request is received at the Annuity & Variable Services Center. Transfer requests must be received by the Variable Products Center by 4:00 Eastern Time in order to be effective that day. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account to be less than $500 will result in those remaining Accumulation Units being cancelled and their aggregate value reallocated proportionately among the other funding options chosen. The Policy Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts. See pages 9-13 of this Prospectus.

                    The Company, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAM

                    The Owner may elect to enroll in either of the following programs. However, both programs cannot be in effect at the same time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected by the Owner, systematically allocates specified dollar amounts from the Fixed Account to one or more of the Contract's Variable Account Sub-Accounts at regular intervals as selected by the Owner.

                    By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations.


                    Dollar Cost Averaging may be elected by establishing a Fixed Account value of at least $1,000. The minimum amount per month to allocate is $50 (subject to the 18 Sub-Account Limitation described under "Allocation of Net Premium Payments" above). Enrollment in this program may occur at any time by calling the Annuity & Variable Life Services Center or by providing the information requested on the Dollar Cost Averaging election form to the Company, and provided that sufficient value is in the Fixed Account. Transfers to the Fixed Account are not permitted under Dollar Cost Averaging. The Company may, at its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.


                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Fixed Account is insufficient to complete the next transfer; (3) the Owner requests termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Policy is surrendered.

                    There is no current charge for Dollar Cost Averaging but the Company reserves the right to charge for this program.

                    AUTOMATIC REBALANCING


                    Automatic Rebalancing is an option which, if elected by the Owner, on the initial application, or thereafter by calling the Annuity Variable Life Services Center, periodically restores to a pre-determined level the percentage of Policy Value allocated to each Sub-Account (e.g. 20% Balanced, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected on the application, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a written request to the Company or by calling the Annuity & Variable Life Services Center.


                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account is not available for Automatic Rebalancing.


                    Automatic Rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the Owner. Once Automatic Rebalancing is activated, any Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing. Any subsequent premium payment or withdrawal that modifies the net account balance within each Sub-Account may also cause termination of the Automatic Rebalancing. Any such termination will be confirmed to the Owner. The Owner may terminate the Automatic Rebalancing or re-enroll at any time by calling or writing the Annuity & Variable Life Services Center.


                    There is no current charge for Automatic Rebalancing but the Company reserves the right to charge for this program.

CHARGES; FEES

                    PREMIUM LOAD

                    A deduction of 3.5% of each Premium Payment will be made to cover the premium load. This load represents state taxes and federal income tax liabilities. The 2.35% portion of this deduction for premium taxes may be higher or lower than the actual tax imposed by the applicable jurisdiction; it is in the mid-range of state premium taxes, which range from 1.75% to 5.0%. The Company estimates 1.15% of each Premium Payment will be used to meet federal income tax liabilities attributable to the treatment of deferred acquisition costs.

                    MONTHLY DEDUCTIONS

                    A Monthly Deduction is made from the Net Accumulation Value for administrative expenses. The monthly administrative fee is $15 during the first Policy Year and, currently, $5 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed the Company's costs. For subsequent Policy Years, this monthly fee will never exceed $10.

                    A Monthly Deduction is also made from the Net Accumulation Value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance depends on the attained age, risk class and gender classification (in accordance with state law) of the Insured and the current Net Amount at Risk.

                    The Cost of Insurance is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by 1.0032737, subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by the Company. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or, for unisex rates, on the 1980 CSO-B Table.

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
     0         0.34845    0.24089    0.32677
     1         0.08917    0.07251    0.08667
     2         0.08251    0.06750    0.07917
     3         0.08167    0.06584    0.07834
     4         0.07917    0.06417    0.07584
     5         0.07501    0.06334    0.07251
     6         0.07167    0.06084    0.06917
     7         0.06667    0.06000    0.06584
     8         0.06334    0.05834    0.06250
     9         0.06167    0.05750    0.06084
    10         0.06084    0.05667    0.06000
    11         0.06417    0.05750    0.06250
    12         0.07084    0.06000    0.06917
    13         0.08251    0.06250    0.07834
    14         0.09584    0.06887    0.09001
    15         0.11085    0.07084    0.10334
    16         0.12585    0.07601    0.11585
    17         0.13919    0.07917    0.12752
    18         0.14836    0.08167    0.13502
    19         0.15502    0.08501    0.14085
    20         0.15836    0.08751    0.14502
    21         0.15919    0.08917    0.14585
    22         0.15752    0.09084    0.14419
    23         0.15502    0.09251    0.14252
    24         0.15189    0.09501    0.14085
    25         0.14752    0.09668    0.13752
    26         0.11419    0.09918    0.13585
    27         0.14252    0.10168    0.13418
    28         0.14169    0.10501    0.13418
    29         0.14252    0.10635    0.13585

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    30         0.14419    0.11251    0.13752
    31         0.14836    0.11668    0.14169
    32         0.15252    0.12085    0.14585
    33         0.15919    0.12502    0.15252
    34         0.16889    0.13168    0.15919
    35         0.17586    0.13752    0.16836
    36         0.18670    0.14669    0.17837
    37         0.20004    0.15752    0.19170
    38         0.21505    0.17003    0.20588
    39         0.23255    0.18503    0.22338
    40         0.25173    0.20171    0.24173
    41         0.27424    0.22005    0.26340
    42         0.29675    0.23922    0.28508
    43         0.32260    0.25757    0.31010
    44         0.34929    0.27674    0.33428
    45         0.37931    0.29675    0.36263
    46         0.41017    0.31677    0.39182
    47         0.44353    0.33761    0.42268
    48         0.47856    0.36096    0.45437
    49         0.51777    0.38598    0.49107
    50         0.55948    0.41350    0.53028
    51         0.60870    0.44270    0.57533
    52         0.66377    0.47523    0.62539
    53         0.72636    0.51276    0.68297
    54         0.79730    0.55114    0.74722
    55         0.87326    0.59118    0.81566
    56         0.95591    0.63123    0.88996
    57         1.04192    0.66961    0.96593
    58         1.13378    0.70633    1.04609
    59         1.23236    0.74556    1.13211

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    60         1.34180    0.78979    1.22817
    61         1.46381    0.84488    1.33511
    62         1.60173    0.91417    1.45796
    63         1.75809    1.00267    1.59922
    64         1.93206    1.10539    1.75725
    65         2.12283    1.21731    1.92955
    66         2.32623    1.33511    2.11195
    67         2.54312    1.45461    2.30614
    68         2.77350    1.57247    2.50878
    69         3.02328    1.69955    2.72909
    70         3.30338    1.84590    2.97466
    71         3.62140    2.02325    3.25640
    72         3.98666    2.24419    3.58279
    73         4.40599    2.51548    3.95978
    74         4.87280    2.83552    4.38330
    75         5.37793    3.19685    4.84334
    76         5.91225    3.59370    5.33245
    77         6.46824    4.01942    5.84227
    78         7.04089    4.47410    6.36948
    79         7.64551    4.97042    6.92851
ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    80         8.30507    5.52957    7.54229
    81         9.03761    6.17118    8.22883
    82         9.86724    6.91414    9.01216
    83        10.80381    7.77075    9.90124
    84        11.82571    8.72632   10.87533
    85        12.91039    9.76952   11.92213
    86        14.03509   10.89151   13.01471
    87        15.18978   12.08770   14.15507
    88        16.36948   13.35774   15.33494
    89        17.57781   14.70820   16.56493
    90        18.82881   16.15259   17.85746
    91        20.14619   17.71416   19.23699
    92        21.57655   19.43814   20.76665
    93        23.20196   21.40786   22.49837
    94        25.28174   23.63051   24.70915
    95        28.27411   27.16158   27.82758
    96        33.10577   32.32378   32.78845
    97        41.68476   41.21204   41.45783
    98        58.01259   57.81394   57.95663
    99        90.90909   90.90909   90.90909

                    These Monthly Deductions are deducted proportionately from the value of each funding option. This is accomplished for the Sub-Accounts by canceling Accumulation Units and withdrawing the value of the canceled Accumulation Units from each funding option in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day.

                    If the Insured is still living at age 100 and the Policy has not been surrendered, no further Monthly Deductions are taken and any Variable Account Value is transferred to the Fixed Account. The Policy will then remain in force until surrender or the Insured's death.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    There will be a $25 transaction fee for each transfer between funding options in excess of 12 during any Policy Year.

                    MORTALITY AND EXPENSE RISK CHARGE

                    For mortality and expense risks, a daily deduction, currently equivalent to .45% per year during the first ten Policy Years and .25% per year thereafter, is made from amounts held in the Variable Account. This deduction is guaranteed not to exceed .90% per year.

                    SURRENDER CHARGE

                    Upon surrender of a Policy, a surrender charge may apply, as described below. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs.

                    The initial Surrender Charge, as specified in the Policy, is based on the Initial Specified Amount and the amount of Premium Payments during the first two Policy Years. Once determined, the Surrender Charge will remain the same dollar amount during the third through fifth Policy Years. Thereafter, it declines monthly at a rate of 20% per year so that after the end of the tenth Policy Year (assuming no increases in the Specified Amount) the Surrender Charge will be zero. Thus, the Surrender Charge at the end of the sixth Policy Year would be 80% of the Surrender Charge at the end of the fifth Policy Year, at the end of the seventh Policy Year would be 60% of the Surrender Charge at the end of the fifth Policy Year, and so forth. However, in no event will the Surrender Charge exceed the maximum allowed by state or federal law.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase will be equal to the Surrender Charge on a new policy whose Specified Amount equals the amount of the increase. As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000. The Company may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the Sub-Accounts (and, where applicable, the Fixed Account) from which the partial surrender proceeds are taken unless the Owner instructs the Company otherwise.

                    The portion of the Surrender Charge applied to reimburse the Company for sales and promotional expense is at most 30% of the sum of Premium Payments in the first two Policy Years up to one Guideline Annual Premium, plus 10% of Premium Payments in the first two Policy Years between one and two times one Guideline Annual Premium plus 9% of Premium Payments in the first two Policy Years in excess of two times one Guideline Annual Premium. The portion applicable to administrative expense is $6.00 per $1,000 of Initial Specified Amount. Under certain circumstances involving the payment of very large premiums during the first two Policy Years, a lesser portion of the Surrender Charge will be applied to reimburse the Company for sales and promotional expense, to the extent required by federal or state law. Any surrenders may result in tax implications. See "Tax Matters".

                    Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the General Account of the Company, which supports insurance and annuity obligations.

THE FIXED ACCOUNT

                    The Fixed Account is funded by the assets of the Company's General Account. Amounts held in the Fixed Account are guaranteed and will be credited with interest at rates as determined from time to time by the Company, but not less than 4% per year.

                    THE FIXED ACCOUNT IS MADE UP OF THE GENERAL ASSETS OF THE COMPANY OTHER THAN THOSE ALLOCATED TO ANY SEPARATE ACCOUNT. THE FIXED ACCOUNT IS PART OF THE COMPANY'S GENERAL ACCOUNT. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND NEITHER THE FIXED ACCOUNT NOR THE COMPANY'S GENERAL ACCOUNT HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). THEREFORE, NEITHER THE FIXED ACCOUNT NOR ANY INTEREST THEREIN IS GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, THE COMPANY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

POLICY VALUES

                    ACCUMULATION VALUE

                    Once a Policy has been issued, each Net Premium Payment allocated to a Sub-Account of the Variable Account is credited in the form of Accumulation Units, representing the Fund in which assets of that Sub-Account are invested. Each Net Premium Payment will be credited to the Policy as of the end of the Valuation Period in which it is received at the Annuity & Variable Life Services Center (or portion thereof allocated to a particular Sub-Account). The number of Accumulation Units credited is determined by dividing the Net Premium Payment by the value of an Accumulation Unit next computed after receipt. Since each Sub-Account has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited from more than one source.

                    The Accumulation Value of a Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Sub-Account by its appropriate current Accumulation Unit value; (b) if a combination of Sub-Accounts is elected, totaling the resulting values; and (c) adding any values attributable to the General Account (i.e., the Fixed Account Value and the Loan Account Value).

                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account.

                    The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Variable Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Variable Account Value of the Policy will equal or exceed the Net Premium Payments allocated to the Variable Account.

                    Each Policy Owner will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Variable Account Value, the Fixed Account Value and the Loan Account Value.

                    Accumulation Value will be affected by Monthly Deductions.

                    VARIABLE ACCUMULATION UNIT VALUE

                    The value of a Variable Accumulation Unit for any Valuation Period is determined by multiplying the value of that Variable Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the current period for the appropriate Sub-Account. The Net Investment Factor is determined separately for each Sub-Account by dividing (a) by (b) and subtracting (c) from the results where (a) equals the net asset value per share of the Fund held in the Sub-Account at the end of a Valuation Period plus the per share amount of any distribution declared by the Fund if the "ex-dividend" date is during the Valuation Period plus or minus taxes or provisions for taxes, if any, attributable to the operation of the Sub-Account during the Valuation Period; (b) equals the net asset value per share of the Fund held in the Sub-Account at the beginning of that Valuation Period, and
                    (c) is the daily charge for mortality and expense risk multiplied by the number of days in the Valuation Period.

                    SURRENDER VALUE

                    The Surrender Value of a Policy is the amount the Owner can receive in cash by surrendering the Policy. All or part of the Surrender Value may be applied to one or more of the Settlement Options. See "Surrender Charge".

SURRENDERS

                    PARTIAL SURRENDERS

                    A partial surrender may be made at any time by written request to the Annuity & Variable Life Services Center during the lifetime of the Insured and while the Policy is in force. Such request may also be made by telephone if telephone transfers have been previously authorized in writing. A $25 transaction fee is charged.

                    The amount of a partial surrender may not exceed 90% of the Surrender Value at the end of the Valuation Period in which the election becomes or would become effective, and may not be less than $500.

                    For an Option 1 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value, Death Benefit, and Specified Amount. The Specified Amount and Accumulation Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

                    For an Option 2 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value and the Death Benefit, but it will not reduce the Specified Amount.

                    The Specified Amount remaining in force after a partial surrender may not be less than $50,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

                    If, at the time of a partial surrender, the Net Accumulation Value is attributable to more than one funding option, the $25 transaction charge and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless the Policy Owner and the Company agree otherwise.

                    FULL SURRENDERS

                    A full surrender may be made at any time. The Company will pay the Surrender Value next computed after receiving the Owner's written request at the Annuity & Variable Life Services Center in a form satisfactory to the Company. Payment of any amount from the Variable Account on a full surrender will usually be made within seven calendar days thereafter.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of the surrendered amount from the Variable Account may be postponed when the New York Stock Exchange is closed and for such other periods as the Commission may require. Payment or transfer from the Fixed Account may be deferred up to six months at the Company's option. If the Company exercises its right to defer such payment or transfer interest will be added as required by law.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY; EFFECT OF GUARANTEED DEATH BENEFIT PROVISION

                    A Policy will not lapse during the five-year period after its Issue Date regardless of investment performance if, on each Monthly Anniversary Day within that period the sum of premiums paid equals or exceeds the required amount of the Guaranteed Initial Death

                    Benefit Premium for that period, assuming there have been no loans or partial surrenders. If there have been any loans or partial surrenders, the Policy may lapse unless there is sufficient Surrender Value to cover the Monthly Deduction.

                    After the five-year period expires, and depending on the investment performance of the funding options, the Accumulation Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary.

                    A lapse occurs if a Monthly Deduction is greater than the Surrender Value and no payment to cover the Monthly Deduction is made within the Grace Period. The Company will send the Owner a lapse notice at least 31 days before the Grace Period expires.

                    REINSTATEMENT OF A LAPSED POLICY

                    The Owner can apply for reinstatement at any time during the Insured's lifetime. To reinstate a Policy, the Company will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions.

                    If the Policy is reinstated within five years of the Issue Date, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Initial Death Benefit Option will not be reinstated.

                    If the Policy is reinstated after five years following the Issue Date, it will be reinstated on the Monthly Anniversary Day following the Company approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less the Monthly Deduction due that day.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

POLICY LOANS

                    A Policy loan requires that a loan agreement be executed and that the Policy be assigned to the Company. The loan may be for any amount up to 100% of the Surrender Value; however, the Company may limit the amount of such loan so that total Policy indebtedness will not exceed 90% of an amount equal to the Accumulation Value less the Surrender Charge which would be imposed on a full surrender. The amount of a loan, together with subsequent accrued but not paid interest on the loan, becomes part of the Loan Account Value. If Policy values are held in more than one funding option, withdrawals from each funding option will be made in proportion to the assets in each funding option at the time of the loan for transfer to the Loan Account, unless the Company is instructed otherwise in writing at the Annuity & Variable Life Services Center.

                    Interest on loans will accrue at an annual rate of 8%, and net loan interest (interest charged less interest credited as described below) is payable once a year in arrears on each anniversary of the loan, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and the net interest will be withdrawn proportionately from the values in each funding option.

                    The Company will credit interest on the Loan Account Value. During the first ten Policy Years, the Company's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, the Company's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan, less .25% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter.

                    Repayments on the loan will be allocated among the funding options according to current Net Premium Payment allocations. The Loan Account Value will be reduced by the amount of any loan repayment.

                    A Policy loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Accumulation Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Accumulation Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

SETTLEMENT OPTIONS

                    Proceeds in the form of Settlement Options are payable by the Company at the Beneficiary's election upon the Insured's death, or while the Insured is alive upon election by the Owner of one of the Settlement Options.

                    A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to the Company, and will take effect upon its receipt at the Annuity & Variable Life Services Center. Payments after the first payment will be made on the first day of each month.

                    FIRST OPTION -- Payments for the lifetime of the payee.

                    SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for 60, 120, 180, or 240 months;

                    THIRD OPTION -- Payment for a stated number of years, at least five but no more than thirty;

                    FOURTH OPTION -- Payment of interest annually on the sum left with the Company at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                    ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement offered by the Company at the time the request is made.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only where the Insured is below the age of 80.

                    SHORT-TERM RIGHT TO CANCEL THE POLICY

                    A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, unless otherwise stipulated by state law requirements, within 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner, or within 45 days after the application for the Policy is signed, whichever occurs latest. The Initial Premium Payment made when the Policy is issued will be held in the Fixed Account and not allocated to the Variable Account even if the Policy Owner may have so directed until three business days following the expiration of the Right-To-Examine period. If the Policy is returned for cancellation in a timely fashion, the refund of premiums paid, without interest, will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears.

                    POLICY OWNER

                    While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Policy Owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to the Company and recorded at the Annuity & Variable Life Services Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

                    If the Policy Owner is other than the Insured, names no contingent Policy Owner and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

                    BENEFICIARY

                    The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Annuity & Variable Life Services Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded.

                    If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the death proceeds shall be paid to the Policy Owner or the Policy Owner's executor(s), administrator(s) or assigns.

                    ASSIGNMENT

                    While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded at the Annuity & Variable Life Services Center. No assignment will affect any payment made or action taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any indebtedness owed to the Company before it was recorded.

                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

                    The Policy Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by the Company. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Issue Date. No evidence of insurability will be required.

                    The Policy Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The

                    Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Policy Owner will be required to make additional Premium Payments in order to effect the exchange. The new policy will have the same Issue Date and Issue Age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding.

                    INCONTESTABILITY

                    The Company will not contest payment of the death proceeds based on the Initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Issue Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the death proceeds based on such an increase after it has been in force during the Insured's lifetime for two years from its effective date.

                    MISSTATEMENT OF AGE OR SEX

                    If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit will be 1. multiplied by 2. and then the result added to 3. where:
                    1. is the Net Amount at Risk at the time of the Insured's
                       death;
                    2. is the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and
                    3. is the Accumulation Value at the time of the Insured's
                       death.

                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, the Company will pay no more than the sum of the premiums paid, less any indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

TAX MATTERS

                    POLICY PROCEEDS

                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.

                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.

                    It may not be advantageous to replace existing insurance with Policies described in this Prospectus. It may also be disadvantageous to purchase a Policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by
                    Section 7702A(c) of the Code.

                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy not adequately diversified under these regulations would not be treated as life insurance under
                    Section 7702 of the Code. To be adequately diversified, each Sub-Account of the Variable Account must meet certain tests. The Company believes the Variable Account investments meet the applicable diversification standards.

                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

                    The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

                    TAXATION OF THE COMPANY

                    The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units.

                    The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

                    The Company may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    SECTION 848 CHARGES

                    The 3.5% premium load is assessed to cover state taxes and federal income tax liabilities incurred by the Company. This load is made up of 2.35% for state taxes and 1.15% for the additional federal income tax burden under Section 848 of the Code relating to the tax treatment of deferred acquisition costs. The 1.15% charge for federal income tax liabilities is reasonable in relation to the Company's increased taxes under this Section of the Code.

                    OTHER CONSIDERATIONS

                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on the Company's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.

OTHER MATTERS

                    DIRECTORS AND OFFICERS OF THE COMPANY


                    The following persons are Directors and officers of the Company. The address of each is 900 Cottage Grove Road, Hartford, CT 06152 and each has been employed by the Company for more than five years except Mr. Jones, Mr. Pacy and Dr. Schaffer. Prior to February 1994, Mr. Jones was Executive Vice President, Chief Administrative Officer, Chief Operating Officer and Director, NAC Re Corporation and NAC Reinsurance Corporation (Chief Operating Officer of NAC Re Corporation beginning June 1993). Prior to January 1995, Mr. Pacy was Senior Manager - IT Infrastructure and Technology Management Officer, Digital Equipment Corporation. Prior to May 1993, Dr. Schaffer was Vice President, Professional Affairs, Aetna Health Plans, Aetna Life & Casualty.

                                       POSITIONS AND OFFICES
       NAME AND ADDRESS                  WITH THE COMPANY
------------------------------  -----------------------------------
Thomas C. Jones                 President
                                (Principal Executive Officer)
Bradley K. Miller               Assistant Vice President and
                                Actuary
                                (Principal Financial Officer)
Robert Moose                    Vice President
                                (Principal Accounting Officer)
David C. Kopp                   Corporate Secretary
Andrew G. Helming               Secretary
Stephen C. Stachelek            Vice President and Treasurer
H. Edward Hanway                Director and Chairman of the Board
Harold W. Albert                Director
Robert W. Burgess               Director
John G. Day                     Director and Chief Counsel
Joseph M. Fitzgerald            Director and Senior Vice President
Carol M. Olsen                  Director and Senior Vice President
John E. Pacy                    Director and Senior Vice President
Arthur C. Reeds, III            Director and Senior Vice President
Patricia L. Rowland             Director and Senior Vice President
W. Allen Schaffer, M.D.         Director and Senior Vice President
Marc L. Preminger               Director, Senior Vice President and
                                Chief Financial Officer


                    DISTRIBUTION OF POLICIES


                    The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the Company's principal underwriter, CIGNA Financial Advisors, Inc. ("CFA"), located at 900 Cottage Grove Road, Bloomfield, CT 06002. CFA is a Connecticut corporation organized in 1967, and is the principal underwriter for the Company's other registered separate accounts.


                    Gross first year commissions paid by the Company, including expense reimbursement allowances, on the sale of these Policies are not more than 12.6% of Premium Payments. Gross renewal commissions paid by the Company will not exceed 5.4% of Premium Payments, and will not be paid after the tenth Policy Year.

                    CHANGES OF INVESTMENT POLICY

                    The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

                    OTHER CONTRACTS ISSUED BY THE COMPANY

                    The Company does presently and will, from time to time, offer other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                    STATE REGULATION

                    The Company is subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Connecticut Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    REPORTS TO POLICY OWNERS

                    The Company maintains Policy records and will mail to each Policy Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account of the Variable Account, and any Loan Account Value.

                    Policy Owners will also be sent annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, changes in future premium allocation, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

                    ADVERTISING

                    The Company is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Policies. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    LEGAL PROCEEDINGS

                    There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the business, to which the Company and the Variable Account are parties or to which any of their property is subject. The principal underwriter, CFA, is not engaged in any material litigation of any nature.

                    EXPERTS

                    Actuarial opinions regarding Deferred Acquisition Cost Tax (DAC Tax) and Mortality and Expense Charges included in this Prospectus have been rendered by Michelle L. Kunzman, as stated in the opinion filed as an Exhibit to the Registration Statement given on the authority of Ms. Kunzman as an expert in actuarial matters.

                    Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., Chief Counsel, CIGNA Individual Insurance, 900 Cottage Grove Road, Hartford, CT 06152 in the opinion filed as an Exhibit to the Registration Statement given on his authority as an expert in these matters.


                    The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Price Waterhouse LLP's consent to this reference to the firm as an "expert" is filed as an exhibit to the registration statement of which this Prospectus is a part.


                    REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                    FINANCIAL STATEMENTS


                    There follow consolidated balance sheets of the Company and its subsidiaries as of December 31, 1996 and 1995 and related consolidated statements of income and retained earnings and cash flows for the years ended December 31, 1996, 1995 and 1994. There also follow, for the Variable Account, statements of assets and liabilities as of December 31, 1996 and related statements of operations for the period ended December 31, 1996 and the statements of changes in net assets for the periods ended December 31, 1996 and 1995.



                    The most current financial statements of the Company are those as of the end of the most recent fiscal year. The Company represents that there have been no adverse changes in the financial condition or operations of the Company between the end of 1996 and the date of this Prospectus.



                    These financial statements should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                      One Financial Plaza              Telephone 860 240 2000
                      Hartford, CT 06103

PRICE WATERHOUSE LLP                                                   [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

February 11, 1997

The Board of Directors and Shareholder of
Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

             [SIG]

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

-----------------------------------------------------------------------------------------------------

(IN MILLIONS)
-----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees...................................................  $   5,314  $   4,998  $   4,960
Net investment income...............................................      3,199      3,138      2,805
Realized investment gains (losses)..................................         37         (7)        27
Other revenues......................................................          9          9          8
                                                                      ---------  ---------  ---------
    Total revenues..................................................      8,559      8,138      7,800
                                                                      ---------  ---------  ---------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses............................      6,069      5,892      5,574
Policy acquisition expenses.........................................        143        127         89
Other operating expenses............................................      1,477      1,358      1,363
                                                                      ---------  ---------  ---------
    Total benefits, losses and expenses.............................      7,689      7,377      7,026
                                                                      ---------  ---------  ---------
INCOME BEFORE INCOME TAXES..........................................        870        761        774
                                                                      ---------  ---------  ---------
Income taxes (benefits):
  Current...........................................................        394        301        220
  Deferred..........................................................        (81)       (44)        45
                                                                      ---------  ---------  ---------
    Total taxes.....................................................        313        257        265
                                                                      ---------  ---------  ---------
NET INCOME..........................................................        557        504        509
Dividends declared..................................................       (600)      (252)      (300)
Retained earnings, beginning of year................................      3,220      2,968      2,759
-----------------------------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR......................................  $   3,177  $   3,220  $   2,968
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------------

(IN MILLIONS)
------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                               1996       1995
------------------------------------------------------------------------------------------------

ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $19,882; $20,147)......  $  20,816  $  22,162
  Mortgage loans..........................................................     10,152     10,218
  Equity securities, at fair value (cost, $59; $54).......................         41         66
  Policy loans............................................................      7,133      6,925
  Real estate.............................................................      1,025      1,158
  Other long-term investments.............................................        193        193
  Short-term investments..................................................        417        138
                                                                            ---------  ---------
      Total investments...................................................     39,777     40,860
Cash and cash equivalents.................................................         --         --
Accrued investment income.................................................        619        626
Premiums and accounts receivable..........................................        817        991
Reinsurance recoverables..................................................      1,303      1,258
Deferred policy acquisition costs.........................................        780        689
Property and equipment, net...............................................        276        319
Current income taxes......................................................         12         21
Deferred income taxes, net................................................        639        403
Goodwill..................................................................        488        503
Other assets..............................................................        249        149
Separate account assets...................................................     22,555     18,177
------------------------------------------------------------------------------------------------
      Total assets........................................................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------
LIABILITIES
Contractholder deposit funds..............................................  $  29,621  $  29,762
Future policy benefits....................................................      8,187      8,547
Unpaid claims and claim expenses..........................................      1,170      1,151
Unearned premiums.........................................................        200         95
                                                                            ---------  ---------
      Total insurance and contractholder liabilities......................     39,178     39,555
Accounts payable, accrued expenses and other liabilities..................      1,808      1,872
Separate account liabilities..............................................     22,365     18,075
------------------------------------------------------------------------------------------------
      Total liabilities...................................................     63,351     59,502
------------------------------------------------------------------------------------------------
CONTINGENCIES -- NOTE 11
SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding).......................................         30         30
Additional paid-in capital................................................        766        766
Net unrealized appreciation on investments................................        188        476
Net translation of foreign currencies.....................................          3          2
Retained earnings.........................................................      3,177      3,220
------------------------------------------------------------------------------------------------
      Total shareholder's equity..........................................      4,164      4,494
------------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity..........................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------

(IN MILLIONS)
---------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                         1996       1995       1994
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income........................................................  $     557  $     504  $     509
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Insurance liabilities...........................................         57        (90)      (249)
  Reinsurance recoverables........................................        (11)     1,201        282
  Premiums and accounts receivable................................         77         32       (188)
  Deferred income taxes, net......................................        (82)       (44)        45
  Other assets....................................................         43        (14)        68
  Accounts payable, accrued expenses, other liabilities and
   current income taxes...........................................       (113)       212       (192)
  Other, net......................................................       (149)        22        (24)
                                                                    ---------  ---------  ---------
    Net cash provided by operating activities.....................        379      1,823        251
                                                                    ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities -- available for sale..........................      1,589      1,070      1,389
  Fixed maturities -- held to maturity............................         --         --         12
  Mortgage loans..................................................        640        383        496
  Equity securities...............................................         13        119         41
  Real estate.....................................................        345        299        242
  Other (primarily short-term investments)........................      3,613      2,268      1,005
Investment maturities and repayments:
  Fixed maturities -- available for sale..........................      2,634        478        686
  Fixed maturities -- held to maturity............................         --      1,756      1,764
  Mortgage loans..................................................        630        420        194
Investments purchased:
  Fixed maturities -- available for sale..........................     (3,834)    (3,054)    (2,390)
  Fixed maturities -- held to maturity............................         --     (1,385)    (1,788)
  Mortgage loans..................................................     (1,300)    (1,908)      (882)
  Equity securities...............................................         (3)       (20)       (12)
  Policy loans....................................................       (207)    (2,129)    (1,614)
  Other (primarily short-term investments)........................     (3,930)    (2,334)    (1,093)
Other, net........................................................        (94)      (119)      (129)
                                                                    ---------  ---------  ---------
    Net cash provided by (used in) investing activities...........         96     (4,156)    (2,079)
                                                                    ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited..................................      7,260      7,489      6,388
  Withdrawals and benefit payments................................     (7,135)    (4,985)    (4,216)
Dividends paid to Parent..........................................       (600)      (252)      (300)
Other, net........................................................         --          1         36
                                                                    ---------  ---------  ---------
      Net cash (used in) provided by financing activities.........       (475)     2,253      1,908
---------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents..............         --        (80)        80
Cash and cash equivalents, beginning of year......................         --         80         --
---------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year............................  $      --  $      --  $      80
---------------------------------------------------------------------------------------------------
                                                                    -------------------------------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds...............................  $     385  $     211  $     411
  Interest paid...................................................  $       7  $       7  $       5
---------------------------------------------------------------------------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1996 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1996, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The effect of implementing SFAS No. 121 was not material to the Company.

  In 1993, the Company implemented SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which required that debt and equity securities be classified into different categories and carried at fair value if they are not classified as held-to-maturity. During the fourth quarter of 1995, the Financial Accounting Standards Board (FASB) issued a guide to implementation of SFAS No. 115, which permitted a one-time opportunity to reclassify securities subject to SFAS No. 115. Consequently, the Company reclassified all held-to-maturity securities to available-for-sale as of December 31, 1995. The non-cash reclassification of these securities, which had an aggregate amortized cost of $9.2 billion and fair value of $10.1 billion, resulted in an increase of approximately $396 million, net of policyholder-related amounts and deferred income taxes, in net unrealized appreciation included in Shareholder's Equity as of December 31, 1995.

  In 1993, the FASB issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which provides guidance on the accounting and disclosure for impaired loans. In 1994, the FASB issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures," which eliminates the income recognition requirements of SFAS No. 114. The Company adopted SFAS Nos. 114 and 118 in the first quarter of 1995, which resulted in a $6 million increase in net income.

  C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance-sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for Mortgage Loans and Contractholder Deposit Funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1996 and 1995. Fair values of off-balance sheet financial instruments as of December 31, 1996 and 1995 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale, include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves, and reported in realized investment gains and losses. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals. Effective with the implementation of SFAS No. 121, real estate held for sale is no longer depreciated.

  Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

  Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in Shareholder's Equity net of policyholder-related amounts and deferred income taxes.

  See Note 3(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed. If such costs are estimated to be unrecoverable or are accelerated as a result of treating unrealized investment gains and losses as though they had been realized, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $427 million and $387 million at December 31, 1996 and 1995, respectively.

  I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill is amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $99 million and $84 million at December 31, 1996 and 1995, respectively.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for Contractholder Deposit Funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) UNEARNED PREMIUMS: Premiums for group life, and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

  P) OTHER LIABILITIES: Other Liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts. Also included in Other Liabilities are liabilities for guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and interest credited in accordance with contract provisions.

  Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of interest credited in accordance with contract provisions.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total insurance in force at December 31, 1996, and 1995, and 5% at December 31, 1994.

  T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 6 for additional information.

NOTE 3 -- INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $95 million and $103 million, including policyholder share, as of December 31, 1996 and 1995, respectively.

  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1996 were as follows:

------------------------------------------------------------------------------------------------
                                                                            Amortized       Fair
(IN MILLIONS)                                                                    Cost      Value
------------------------------------------------------------------------------------------------
Due in one year or less..................................................   $     936  $     955
Due after one year through five years....................................       5,252      5,419
Due after five years through ten years...................................       4,591      4,773
Due after ten years......................................................       3,301      3,702
Asset-backed securities..................................................       5,802      5,967
------------------------------------------------------------------------------------------------
Total....................................................................   $  19,882  $  20,816
------------------------------------------------------------------------------------------------
                                                                           ---------------------

  Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

-----------------------------------------------------------------------------------------------------
                                                                   December 31, 1996
-----------------------------------------------------------------------------------------------------

                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     475    $     160     $      --    $     635
State and local government bonds.................         174           13            (4)         183
Foreign government bonds.........................         121            6            --          127
Corporate securities.............................      13,310          742          (148)      13,904
Asset-backed securities..........................       5,802          226           (61)       5,967
-----------------------------------------------------------------------------------------------------
Total............................................   $  19,882    $   1,147     $    (213)   $  20,816
-----------------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                   December 31, 1995
-----------------------------------------------------------------------------------------------------

                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     503    $     300     $      --    $     803
State and local government bonds.................         207           24            (1)         230
Foreign government bonds.........................         131            9            (1)         139
Corporate securities.............................      13,773        1,427           (73)      15,127
Asset-backed securities..........................       5,533          371           (41)       5,863
-----------------------------------------------------------------------------------------------------
Total............................................   $  20,147    $   2,131     $    (116)   $  22,162
-----------------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

  Asset-backed securities include investments in CMOs as of December 31, 1996 of $2.2 billion carried at fair value (amortized cost, $2.1 billion), compared with $2.1 billion carried at fair value (amortized cost, $2.0 billion) as of December 31, 1995. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately 0.1% and 1.9% of total CMO investments at December 31, 1996 and 1995, respectively.

  At December 31, 1996, contractual fixed maturity investment commitments were $93 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 75% will be disbursed in 1997.

  B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 75% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Mortgage Loans............................................................  $  10,152  $  10,218
                                                                            ---------  ---------
Real estate:
  Held for sale...........................................................        586        671
  Held for production of income...........................................        439        487
                                                                            ---------  ---------
Total real estate.........................................................      1,025      1,158
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Property type:
  Retail facilities.......................................................  $   4,453  $   4,327
  Office buildings........................................................      4,241      4,493
  Apartment buildings.....................................................      1,272      1,246
  Hotels..................................................................        665        711
  Other...................................................................        546        599
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------
Geographic region:
  Central.................................................................  $   3,452  $   4,032
  Pacific.................................................................      3,132      2,580
  Middle Atlantic.........................................................      1,920      1,951
  South Atlantic..........................................................      1,526      1,647
  New England.............................................................      1,147      1,166
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

MORTGAGE LOANS

  At December 31, 1996, scheduled mortgage loan maturities were as follows: 1997 -- $.9 billion; 1998 -- $.7 billion; 1999 -- $1.3 billion; 2000 -- $1.5 billion;
2001 -- $1.2 billion; and $4.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1996 and 1995, the Company refinanced at current market rates approximately $477 million and $379 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $397 million, all of which were at a fixed market rate of interest. These commitments expire within six months, and are diversified by property type and geographic region.

  At December 31, 1996, the Company's impaired mortgage loans were $814 million, including $442 million before valuation reserves totaling $94 million, and $372 million which had no valuation reserves. At December 31, 1995, the Company's impaired mortgage loans were $838 million, including $447 million before valuation reserves totaling $82 million, and $391 million which had no valuation reserves.

  During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Reserve balance -- January 1...................................................  $      82  $     127
Transfers to foreclosed real estate............................................        (29)       (27)
Charge-offs upon sales.........................................................        (19)       (33)
Net increase in valuation reserves.............................................         60         15
-----------------------------------------------------------------------------------------------------
Reserve balance -- December 31.................................................  $      94  $      82
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  During 1996 and 1995, impaired mortgage loans, before valuation reserves, averaged approximately $852 million and $935 million, respectively. Interest income recorded and cash received on these loans was approximately $73 million and $71 million in 1996 and 1995, respectively.

REAL ESTATE

  During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $107 million, $144 million and $127 million, respectively.

  Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $273 million and $310 million as of December 31, 1996 and 1995, respectively.

  Net income for 1996 included $19 million and $1 million for net investment income and write-downs upon foreclosures, respectively, for real estate held for sale.

  C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: At December 31, 1996 and 1995, short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $418 million and $203 million, respectively.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
--------------------------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities..........................................................  $   1,147  $   2,131
  Equity securities.........................................................          8         23
                                                                              ---------  ---------
                                                                                  1,155      2,154
                                                                              ---------  ---------
Unrealized depreciation:
  Fixed maturities..........................................................       (213)      (116)
  Equity securities.........................................................        (26)       (11)
                                                                              ---------  ---------
                                                                                   (239)      (127)
                                                                              ---------  ---------
Less policyholder-related amounts...........................................        610      1,279
                                                                              ---------  ---------
Shareholder net unrealized appreciation.....................................        306        748
Less deferred income taxes..................................................        118        272
--------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................................  $     188  $     476
--------------------------------------------------------------------------------------------------
                                                                              --------------------

  Net unrealized appreciation for investments carried at fair value is included as a separate component of Shareholder's Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized (depreciation) appreciation for these investments, primarily fixed maturities, during 1996, 1995 and 1994 was ($288) million, $542 million and ($494) million, respectively.

  During 1995 and 1994, certain fixed maturities were carried at amortized cost in the financial statements. The change in net unrealized appreciation (depreciation) for such investments was ($14) million and ($1.2) billion during 1995 and 1994, respectively.

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Fixed maturities...............................................................  $      52  $      75
Mortgage loans.................................................................         14         17
Real estate....................................................................        172        234
-----------------------------------------------------------------------------------------------------
Total..........................................................................  $     238  $     326
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as liquidity, currency, yield and duration, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is limited to hedging applications to minimize market risk.

  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Interest rate swaps............................................................  $     335  $     508
Currency swaps.................................................................        275        335
Purchased options..............................................................        632         --
Futures........................................................................         45         22
-----------------------------------------------------------------------------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, pounds sterling and Swiss francs) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $112 million at December 31, 1996 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1996 and 1995.

  The effects of interest rate and currency swaps, purchased options and futures on the components of net income for 1996, 1995 and 1994 were not material.

  As of December 31, 1996 and 1995, the Company's variable interest rate investments consisted of approximately $1.3 billion and $1.4 billion of fixed maturities, respectively. As of December 31, 1996 and 1995, the Company's fixed interest rate investments consisted of $19.5 billion and $20.6 billion, respectively, of fixed maturities, and $10.2 billion and $10.0 billion, respectively, of mortgage loans.

  G) OTHER: As of December 31, 1996 and 1995, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 4 -- INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
Fixed maturities....................................................  $   1,647  $   1,663  $   1,596
Equity securities...................................................         --         15         20
Mortgage loans......................................................        921        866        776
Policy loans........................................................        548        499        365
Real estate.........................................................        227        301        291
Other long-term investments.........................................         23         33         23
Short-term investments..............................................         35         46          8
                                                                      ---------  ---------  ---------
                                                                          3,401      3,423      3,079
Less investment expenses............................................        202        285        274
-----------------------------------------------------------------------------------------------------
Net investment income...............................................  $   3,199  $   3,138  $   2,805
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.8 billion for 1996 and 1995, and $1.5 billion for 1994 . Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.1 billion, $885 million and $693 million for 1996, 1995 and 1994, respectively.

  As of December 31, 1996, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $160 million and $360 million, including restructured investments of $88 million and $304 million, respectively. As of December 31, 1995, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $149 million and $523 million, including restructured investments of $105 million and $447 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $15 million, $18 million and $14 million in 1996, 1995 and 1994, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                     1996         1995         1994
----------------------------------------------------------------------------------------------------------------
Realized investment gains (losses):
  Fixed maturities.......................................................   $      11    $     (10)   $       4
  Equity securities......................................................           1            5            2
  Mortgage loans.........................................................         (12)          (5)          --
  Real estate............................................................          15            4           15
  Other..................................................................          22           (1)           6
                                                                                  ---          ---          ---
                                                                                   37           (7)          27
Income tax expenses (benefits)...........................................          17           (2)          12
----------------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)...................................   $      20    $      (5)   $      15
----------------------------------------------------------------------------------------------------------------
                                                                                           --------------------

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $40 million, $27 million and $33 million in 1996, 1995 and 1994, respectively.

  Realized investment gains (losses) for separate accounts, which are not reflected in the Company's revenues, were $305 million, $412 million and ($51) million for the years ended December 31, 1996, 1995 and 1994, respectively. Realized investment gains (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $82 million and ($6) million for the years ended December 31, 1996 and 1995, respectively. There were no realized investment gains (losses) attributable to policyholder contracts for the year ended December 31, 1994.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1996       1995       1994
-----------------------------------------------------------------------------------------------------
Proceeds from sales.................................................  $   4,236  $   1,667  $   2,116
Gross gains on sales................................................  $     146  $      78  $      73
Gross losses on sales...............................................  $     (70) $     (53) $     (70)
-----------------------------------------------------------------------------------------------------

  Prior to the SFAS No. 115 reclassification described in Note 2(B), $171 million of fixed maturities classified as held-to-maturity, including policyholder share, were transferred to the available-for-sale category in 1995 with no material effect on Shareholder's Equity.

NOTE 5 -- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Connecticut Insurance Department (the Department) recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. As of December 31, 1996, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1996 and 1995 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5.00).

  The Company's statutory net income was $611 million, $390 million and $428 million for 1996, 1995 and 1994, respectively. Statutory surplus was $2.1 billion at December 31, 1996 and 1995. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1996, the Company paid a total of $600 million in dividends to its Parent, of which $200 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1997 without prior approval is $629 million. The amount of restricted net assets as of December 31, 1996 was approximately $3.5 billion.

NOTE 6 -- INCOME TAXES

  The Company's net deferred tax asset of $639 million and $403 million as of December 31, 1996 and 1995, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1996 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits.

  In management's opinion, adequate tax liabilities have been established for all years.

  The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
-----------------------------------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities...............................  $     387  $     324
  Employee and retiree benefit plans...........................................        177        176
  Investments, net.............................................................        228        225
  Other........................................................................         74         72
                                                                                       ---        ---
  Total deferred tax assets....................................................        866        797
                                                                                       ---        ---
Deferred tax liabilities:
  Policy acquisition expenses..................................................         21         25
  Depreciation.................................................................         88         97
  Unrealized appreciation on investments.......................................        118        272
                                                                                       ---        ---
  Total deferred tax liabilities...............................................        227        394
-----------------------------------------------------------------------------------------------------
Net deferred income tax asset..................................................  $     639  $     403
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  Total income taxes for the year ended December 31 were less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                1996       1995       1994
----------------------------------------------------------------------------------------------------------
Tax expense at nominal rate..............................................  $     305  $     266  $     271
Tax-exempt interest income...............................................         (5)        (6)        (7)
Dividends received deduction.............................................         (7)        (7)        (3)
Amortization of goodwill.................................................          4          4          4
Resolved federal tax audit issues........................................         --         --         (2)
Other....................................................................         16         --          2
----------------------------------------------------------------------------------------------------------
Total income taxes.......................................................  $     313  $     257  $     265
----------------------------------------------------------------------------------------------------------
                                                                           -------------------------------

NOTE 7 -- PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.

  The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Benefits are based on employees' years of service and compensation during the highest three or, if service commenced after December 31, 1988, five consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. CIGNA funds at least the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $26 million, $23 million and $31 million in 1996, 1995 and 1994, respectively.

  The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totalling approximately $2.2 billion and $2.0 billion at December 31, 1996 and 1995, respectively.

  B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

  In 1996, CIGNA amended its health care plan for certain current and future retirees effective January 1, 1997, whereby health benefits will be provided primarily through CIGNA's managed care networks in exchange for a fixed reimbursement amount per retiree from Medicare. The effect of the plan amendment was to reduce CIGNA's other postretirement benefit liability by $110 million. The reduction of the liability is being amortized into income over the average remaining employee service period, approximately 17 years, through a reduction of the expense for postretirement benefits other than pensions allocated to the Company.

  An employer's postretirement benefit liability is primarily measured by determining the present value of the projected future costs of health benefits based on an estimate of health care cost trend rates. Expense for postretirement benefits other than pensions allocated to the Company totalled $16 million for 1996, $20 million for 1995 and $28 million for 1994. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1996 and 1995 was $424 million and $427 million, including net intercompany payables of $40 million and $28 million, respectively, for services provided by affiliates' employees.

  C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.

  Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 10 for additional information regarding severance accrued as part of cost reduction initiatives.

  D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. Contributions are invested, at the election of the employee, in one or more of the following investments: CIGNA common stock fund, several non-CIGNA stock and bond portfolios and a fixed-income fund. The Company's allocated expense for such plans totaled $16 million for 1996 and $14 million for each of 1995 and 1994.

NOTE 8 -- REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristic of its reinsurers.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1996 and 1995 there were no allowances for uncollectible amounts. While future charges for unrecoverable reinsurance may materially affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   3,709  $   3,374  $   3,419
  Assumed...........................................................        571        818        716
  Ceded.............................................................       (193)      (391)      (291)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   4,087  $   3,801  $   3,844
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   1,228  $   1,189  $   1,068
  Assumed...........................................................        165        127        126
  Ceded.............................................................       (166)      (119)       (78)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   1,227  $   1,197  $   1,116
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1996, 1995 and 1994 were net of reinsurance recoveries of $359 million, $442 million and $415 million, respectively.

NOTE 9 -- LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $68 million, $60 million and $62 million in 1996, 1995 and 1994, respectively.

  As of December 31, 1996, future net minimum rental payments under non-cancelable operating leases were $128 million, payable as follows: 1997 - $42 million; 1998 - $31 million; 1999 - $27 million; 2000 - $13 million; 2001 -
$6 million; and $9 million thereafter.

NOTE 10 -- SEGMENT INFORMATION

  The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business.

  Summarized financial information with respect to the business segments for the year ended and as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                        1996       1995       1994
--------------------------------------------------------------------------------------------------
REVENUES
Employee Life and Health Benefits................................  $   4,510  $   4,243  $   4,194
Employee Retirement and Savings Benefits.........................      1,899      1,914      1,887
Individual Financial Services....................................      1,950      1,800      1,546
Other Operations.................................................        200        181        173
--------------------------------------------------------------------------------------------------
Total............................................................  $   8,559  $   8,138  $   7,800
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits................................  $     287  $     294  $     323
Employee Retirement and Savings Benefits.........................        293        232        258
Individual Financial Services....................................        298        252        237
Other Operations.................................................         (8)       (17)       (44)
--------------------------------------------------------------------------------------------------
Total............................................................  $     870  $     761  $     774
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

IDENTIFIABLE ASSETS
Employee Life and Health Benefits................................  $   7,065  $   7,629  $   7,197
Employee Retirement and Savings Benefits.........................     40,122     37,609     33,588
Individual Financial Services....................................     17,930     16,189     12,612
Other Operations.................................................      2,398      2,569      2,111
--------------------------------------------------------------------------------------------------
Total............................................................  $  67,515  $  63,996  $  55,508
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

  During 1995, the Company recorded a $13 million pre-tax charge, included in Other Operating Expenses, for cost reduction initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary employee terminations covering approximately 1,100 employees. The cash outlays associated with the restructuring initiatives began in the third quarter of 1995 and will continue through 1997, with $6 million paid in 1996. As of December 31, 1996, $7 million of severance was paid to 625 terminated employees. The Company has funded, and will continue to fund, these costs through liquid assets, and such funding has not and will not have a material adverse effect on its liquidity.

NOTE 11 -- CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 19 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1996 and 1995 was $234 million and $266 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. During 1994, losses for industrial revenue bonds were $1 million. There were no such losses in 1996 and 1995.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1996 and 1995, the amount of minimum benefit guarantees for separate account contracts was $4.9 billion and $5.1 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1996 and 1995. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to: change certain federal corporate tax laws; restrict insurance pricing and the application of underwriting standards; reform health care; and expand regulation. Some of the more significant issues are discussed below.

  In August 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate-owned life insurance (COLI) products. For 1996, 31% of revenues and 29% of operating income for the Individual Financial Services segment were from leveraged COLI products that are affected by this legislation. The effect of the legislation on this segment's income is not expected to be material through 1998. Beginning in 1999, the effect of the legislation is uncertain; however, it could have a material adverse effect on the segment's income. The Company does not expect this legislation to have a material effect on its consolidated results of operations, liquidity or financial condition.

  The Company expects proposals for federal and state legislation seeking some health care insurance reforms. Due to uncertainties associated with the timing and content of any health care legislation, the effect on the Company's future results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

  The National Association of Insurance Commissioners is currently developing standardized statutory accounting principles, which are scheduled to take effect in 1999. The effect on the Company's statutory net income, surplus and liquidity cannot be reasonably estimated at this time.

  In recent years, the number of insurance companies that are impaired or insolvent has increased. This is expected to result in an increase in mandatory assessments by state guaranty funds of, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $53.9 million, $37.0 million and $27.9 million for 1996, 1995 and 1994, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 12 -- RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1996 and 1995.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1996 and 1995 were $917 million and $973 million, respectively.

  The Company had lines of credit available from affiliates totaling $600 million at both December 31, 1996 and 1995. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1 million for 1996, 1995 and 1994. As of December 31, 1996 and 1995, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totalling $600 million at December 31, 1996 and 1995. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1996 or 1995.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1996 and 1995, the Company had a balance in the Account of $80 million and $212 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                                                                                  FIDELITY
                                                                                                                     VIP
                                                                                                                  PORTFOLIO
                                                                   ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS         SUB-ACCOUNT
                                                             --------------------------------------------------  -----------
                                                                           LEVERAGED     MIDCAP        SMALL       EQUITY-
                                                               GROWTH       ALLCAP       GROWTH     CAPITALIZATION   INCOME
                                                             -----------  -----------  -----------  -----------  -----------
ASSETS:
Investment in variable insurance funds at value............  $   339,597  $   331,450  $    92,436   $ 349,028   $   357,046
Receivable from Connecticut General Life Insurance
 Company...................................................      --           --           --           --             2,503
Receivable for fund shares sold............................            5            5      --           --           --
                                                             -----------  -----------  -----------  -----------  -----------
  Total assets.............................................      339,602      331,455       92,436     349,028       359,549
                                                             -----------  -----------  -----------  -----------  -----------

LIABILITIES:
Payable to Connecticut General Life Insurance Company......            5            5      --           --           --
Payable for fund shares purchased..........................      --           --           --           --             2,503
                                                             -----------  -----------  -----------  -----------  -----------
  Total liabilities........................................            5            5      --           --             2,503
                                                             -----------  -----------  -----------  -----------  -----------
  Net assets...............................................  $   339,597  $   331,450  $    92,436   $ 349,028   $   357,046
                                                             -----------  -----------  -----------  -----------  -----------
                                                             -----------  -----------  -----------  -----------  -----------
Accumulation units outstanding.............................       24,719       20,127        6,400      26,199        26,218
Net asset value per accumulation unit......................  $ 13.738238  $ 16.468026  $ 14.443889   $13.322001  $ 13.618095


                                                                 FIDELITY VIP II
                                                              PORTFOLIO SUB-ACCOUNTS
                                                             ------------------------
                                                                ASSET     INVESTMENT
                                                               MANAGER    GRADE BOND
                                                             -----------  -----------
ASSETS:
Investment in variable insurance funds at value............  $    73,156  $    40,819
Receivable from Connecticut General Life Insurance
 Company...................................................      --           --
Receivable for fund shares sold............................      --           --
                                                             -----------  -----------
  Total assets.............................................       73,156       40,819
                                                             -----------  -----------
LIABILITIES:
Payable to Connecticut General Life Insurance Company......      --           --
Payable for fund shares purchased..........................      --           --
                                                             -----------  -----------
  Total liabilities........................................      --           --
                                                             -----------  -----------
  Net assets...............................................  $    73,156  $    40,819
                                                             -----------  -----------
                                                             -----------  -----------
Accumulation units outstanding.............................        6,111        3,890
Net asset value per accumulation unit......................  $ 11.971291  $ 10.493674

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                                                               AMT PORTFOLIO SUB-ACCOUNTS
                                                         MFS SERIES SUB-ACCOUNTS         --------------------------------------
                                                  -------------------------------------                 LIMITED
                                                     TOTAL                     WORLD                    MATURITY
                                                    RETURN      UTILITIES   GOVERNMENTS   BALANCED        BOND       PARTNERS
                                                  -----------  -----------  -----------  -----------  ------------  -----------
ASSETS:
Investment in variable insurance funds at
  value.........................................  $   154,030  $     3,516  $    30,035  $   197,917   $      260   $   124,947
Receivable from Connecticut General Life
  Insurance Company.............................      --           --           --           --            --           --
Receivable for fund shares sold.................        5,091        5,227      --           --            --                 2
                                                  -----------  -----------  -----------  -----------  ------------  -----------
  Total assets..................................      159,121        8,743       30,035      197,917          260       124,949
                                                  -----------  -----------  -----------  -----------  ------------  -----------
                                                  -----------  -----------  -----------  -----------  ------------  -----------

LIABILITIES:
Payable to Connecticut General Life Insurance
  Company.......................................        5,091        5,227      --           --            --                 2
Payable for fund shares purchased...............      --           --           --           --            --           --
                                                  -----------  -----------  -----------  -----------  ------------  -----------
  Total liabilities.............................        5,091        5,227      --           --            --                 2
                                                  -----------  -----------  -----------  -----------  ------------  -----------
  Net assets....................................  $   154,030  $     3,516  $    30,035  $   197,917   $      260   $   124,947
                                                  -----------  -----------  -----------  -----------  ------------  -----------
                                                  -----------  -----------  -----------  -----------  ------------  -----------
Accumulation units outstanding..................       12,740          296        2,784       18,966           25         8,019
Net asset value per accumulation unit...........  $ 12.090502  $ 11.880730  $ 10.788580  $ 10.435528   $10.256711   $ 15.580865


                                                  OCC ACCUMULATION TRUST SUB-ACCOUNTS *
                                                  -------------------------------------
                                                    GLOBAL
                                                    EQUITY       MANAGED     SMALL CAP
                                                  -----------  -----------  -----------
ASSETS:
Investment in variable insurance funds at
  value.........................................  $   231,510  $   309,795  $    25,597
Receivable from Connecticut General Life
  Insurance Company.............................        2,490        5,086      --
Receivable for fund shares sold.................      --           --           --
                                                  -----------  -----------  -----------
  Total assets..................................      234,000      314,881       25,597
                                                  -----------  -----------  -----------
                                                  -----------  -----------  -----------
LIABILITIES:
Payable to Connecticut General Life Insurance
  Company.......................................      --           --           --
Payable for fund shares purchased...............        2,490        5,086      --
                                                  -----------  -----------  -----------
  Total liabilities.............................        2,490        5,086      --
                                                  -----------  -----------  -----------
  Net assets....................................  $   231,510  $   309,795  $    25,597
                                                  -----------  -----------  -----------
                                                  -----------  -----------  -----------
Accumulation units outstanding..................       20,118       20,691        2,116
Net asset value per accumulation unit...........  $ 11.507742  $ 14.972784  $ 12.096552

--------------------------

* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
FINANCIAL STATEMENTS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                                  FIDELITY
                                                                                                                     VIP
                                                                                                                  PORTFOLIO
                                                                   ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS         SUB-ACCOUNT
                                                             --------------------------------------------------  -----------
                                                                           LEVERAGED     MIDCAP        SMALL       EQUITY-
                                                               GROWTH       ALLCAP       GROWTH     CAPITALIZATION   INCOME
                                                             -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME:
Dividends..................................................  $       163  $   --       $   --        $  --       $       137

EXPENSES:
Mortality and expense risk and administrative charges......        1,038        1,121          293       1,286           840
                                                             -----------  -----------  -----------  -----------  -----------
  Net investment gain (loss)...............................         (875)      (1,121)        (293)     (1,286)         (703)
                                                             -----------  -----------  -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital distributions from portfolio sponsors..............        6,806        2,823        1,079       1,247         3,936
Net realized gain on share transactions....................        1,244          307          870       4,249           789
                                                             -----------  -----------  -----------  -----------  -----------
  Net realized gain........................................        8,050        3,130        1,949       5,496         4,725
Net unrealized gain (loss).................................       15,418       14,027        3,694      (3,892)       24,879
                                                             -----------  -----------  -----------  -----------  -----------
  Net realized and unrealized gain (loss) on investments...       23,468       17,157        5,643       1,604        29,604
                                                             -----------  -----------  -----------  -----------  -----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........  $    22,593  $    16,036  $     5,350   $     318   $    28,901
                                                             -----------  -----------  -----------  -----------  -----------
                                                             -----------  -----------  -----------  -----------  -----------


                                                                 FIDELITY VIP II
                                                              PORTFOLIO SUB-ACCOUNTS
                                                             ------------------------
                                                                ASSET     INVESTMENT
                                                               MANAGER    GRADE BOND
                                                             -----------  -----------
INVESTMENT INCOME:
Dividends..................................................  $       887  $     1,857
EXPENSES:
Mortality and expense risk and administrative charges......          239          179
                                                             -----------  -----------
  Net investment gain (loss)...............................          648        1,678
                                                             -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital distributions from portfolio sponsors..............          731      --
Net realized gain on share transactions....................            6           26
                                                             -----------  -----------
  Net realized gain........................................          737           26
Net unrealized gain (loss).................................        6,123         (569)
                                                             -----------  -----------
  Net realized and unrealized gain (loss) on investments...        6,860         (543)
                                                             -----------  -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........  $     7,508  $     1,135
                                                             -----------  -----------
                                                             -----------  -----------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                             AMT PORTFOLIO SUB-ACCOUNTS
                                                       MFS SERIES SUB-ACCOUNTS         ---------------------------------------
                                                -------------------------------------                  LIMITED
                                                   TOTAL                     WORLD                  MATURITY BOND
                                                  RETURN      UTILITIES   GOVERNMENTS   BALANCED          *         PARTNERS
                                                -----------  -----------  -----------  -----------  -------------  -----------
INVESTMENT INCOME:
Dividends.....................................  $     2,327  $        81  $   --       $     3,401   $   --        $       120

EXPENSES:
Mortality and expense risk and administrative
  charges.....................................          243           14          118          658             1           344
                                                -----------  -----------  -----------  -----------  -------------  -----------
  Net investment gain (loss)..................        2,084           67         (118)       2,743            (1)         (224)
                                                -----------  -----------  -----------  -----------  -------------  -----------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Capital distributions from portfolio
  sponsors....................................        1,012          211      --            18,913            --         1,502
Net realized gain (loss) on share
  transactions................................        1,484          (55)           7       (8,925)            1         1,028
                                                -----------  -----------  -----------  -----------  -------------  -----------
  Net realized gain...........................        2,496          156            7        9,988             1         2,530
Net unrealized gain (loss)....................        3,315          126        1,294       (4,946)            6        19,615
                                                -----------  -----------  -----------  -----------  -------------  -----------
  Net realized and unrealized gain on
    investments...............................        5,811          282        1,301        5,042             7        22,145
                                                -----------  -----------  -----------  -----------  -------------  -----------

INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..................................  $     7,895  $       349  $     1,183  $     7,785   $         6   $    21,921
                                                -----------  -----------  -----------  -----------  -------------  -----------
                                                -----------  -----------  -----------  -----------  -------------  -----------

                                                 OCC ACCUMULATION TRUST SUB-ACCOUNTS
                                                                 **
                                                -------------------------------------
                                                  GLOBAL
                                                  EQUITY       MANAGED     SMALL CAP
                                                -----------  -----------  -----------
INVESTMENT INCOME:
Dividends.....................................  $       853  $       420  $       249
EXPENSES:
Mortality and expense risk and administrative
  charges.....................................          753          732           90
                                                -----------  -----------  -----------
  Net investment gain (loss)..................          100         (312)         159
                                                -----------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Capital distributions from portfolio
  sponsors....................................        1,218          268          640
Net realized gain (loss) on share
  transactions................................        2,064        1,805          312
                                                -----------  -----------  -----------
  Net realized gain...........................        3,282        2,073          952
Net unrealized gain (loss)....................       19,438       33,259        2,743
                                                -----------  -----------  -----------
  Net realized and unrealized gain on
    investments...............................       22,720       35,332        3,695
                                                -----------  -----------  -----------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..................................  $    22,820  $    35,020  $     3,854
                                                -----------  -----------  -----------
                                                -----------  -----------  -----------

--------------------------

* Period from September 13, 1996 (date deposits first received) to December 31, 1996

**  Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                                  FIDELITY
                                                                                                                     VIP
                                                                                                                  PORTFOLIO
                                                                   ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS         SUB-ACCOUNT
                                                             --------------------------------------------------  -----------
                                                                           LEVERAGED     MIDCAP        SMALL       EQUITY-
                                                               GROWTH       ALLCAP       GROWTH     CAPITALIZATION   INCOME
                                                             -----------  -----------  -----------  -----------  -----------
OPERATIONS:
Net investment gain (loss).................................  $      (875) $    (1,121) $      (293)  $  (1,286)  $      (703)
Net realized gain..........................................        8,050        3,130        1,949       5,496         4,725
Net unrealized gain (loss).................................       15,418       14,027        3,694      (3,892)       24,879
                                                             -----------  -----------  -----------  -----------  -----------
  Net increase from operations.............................       22,593       16,036        5,350         318        28,901
                                                             -----------  -----------  -----------  -----------  -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium load..................       15,142        7,761        8,317      11,813        27,075
Participant transfers......................................      278,167      309,607       69,138     288,681       253,480
Participant withdrawals....................................      (10,736)      (7,624)      (3,232)    (11,026)       (8,466)
                                                             -----------  -----------  -----------  -----------  -----------
  Net increase from participant transactions...............      282,573      309,744       74,223     289,468       272,089
                                                             -----------  -----------  -----------  -----------  -----------
    Total increase in net assets...........................      305,166      325,780       79,573     289,786       300,990

NET ASSETS:
Beginning of period........................................       34,431        5,670       12,863      59,242        56,056
                                                             -----------  -----------  -----------  -----------  -----------
End of period..............................................  $   339,597  $   331,450  $    92,436   $ 349,028   $   357,046
                                                             -----------  -----------  -----------  -----------  -----------
                                                             -----------  -----------  -----------  -----------  -----------

PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits.......................................        3,090          492          602       2,156         1,170
Participant transfers......................................       19,615       19,725        5,046      20,255        21,039
Participant withdrawals....................................         (814)        (474)        (240)       (824)         (674)
                                                             -----------  -----------  -----------  -----------  -----------
  Net increase in units from participant transactions......       21,891       19,743        5,408      21,587        21,535
                                                             -----------  -----------  -----------  -----------  -----------
                                                             -----------  -----------  -----------  -----------  -----------


                                                                 FIDELITY VIP II
                                                              PORTFOLIO SUB-ACCOUNTS
                                                             ------------------------
                                                                ASSET     INVESTMENT
                                                               MANAGER    GRADE BOND
                                                             -----------  -----------
OPERATIONS:
Net investment gain (loss).................................  $       648  $     1,678
Net realized gain..........................................          737           26
Net unrealized gain (loss).................................        6,123         (569)
                                                             -----------  -----------
  Net increase from operations.............................        7,508        1,135
                                                             -----------  -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium load..................        2,107           85
Participant transfers......................................       40,593        3,967
Participant withdrawals....................................       (1,711)      (1,829)
                                                             -----------  -----------
  Net increase from participant transactions...............       40,989        2,223
                                                             -----------  -----------
    Total increase in net assets...........................       48,497        3,358
NET ASSETS:
Beginning of period........................................       24,659       37,461
                                                             -----------  -----------
End of period..............................................  $    73,156  $    40,819
                                                             -----------  -----------
                                                             -----------  -----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits.......................................          195            9
Participant transfers......................................        3,719          395
Participant withdrawals....................................         (153)        (181)
                                                             -----------  -----------
  Net increase in units from participant transactions......        3,761          223
                                                             -----------  -----------
                                                             -----------  -----------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                             AMT PORTFOLIO SUB-ACCOUNTS
                                                       MFS SERIES SUB-ACCOUNTS         ---------------------------------------
                                                -------------------------------------                  LIMITED
                                                   TOTAL                     WORLD                  MATURITY BOND
                                                  RETURN      UTILITIES   GOVERNMENTS   BALANCED          *         PARTNERS
                                                -----------  -----------  -----------  -----------  -------------  -----------
OPERATIONS:
Net investment gain (loss)....................  $     2,084  $        67  $      (118) $     2,743   $        (1)  $      (224)
Net realized gain.............................        2,496          156            7        9,988             1         2,530
Net unrealized gain (loss)....................        3,315          126        1,294       (4,946)            6        19,615
                                                -----------  -----------  -----------  -----------  -------------  -----------
  Net increase from operations................        7,895          349        1,183        7,785             6        21,921
                                                -----------  -----------  -----------  -----------  -------------  -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium load.....       26,898          772        4,010        8,958           194        10,029
Participant transfers.........................      113,853        1,355        5,048      137,877           148        73,338
Participant withdrawals.......................       (3,122)        (360)        (666)      (5,113)          (88)       (3,582)
                                                -----------  -----------  -----------  -----------  -------------  -----------
  Net increase from participant
    transactions..............................      137,629        1,767        8,392      141,722           254        79,785
                                                -----------  -----------  -----------  -----------  -------------  -----------
    Total increase in net assets..............      145,524        2,116        9,575      149,507           260       101,706

NET ASSETS:
Beginning of period...........................        8,506        1,400       20,460       48,410       --             23,241
                                                -----------  -----------  -----------  -----------  -------------  -----------
End of period.................................  $   154,030  $     3,516  $    30,035  $   197,917   $       260   $   124,947
                                                -----------  -----------  -----------  -----------  -------------  -----------
                                                -----------  -----------  -----------  -----------  -------------  -----------

PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........................        2,769          528          388        1,190            19           703
Participant transfers.........................        9,440         (338)         495       13,349            15         5,649
Participant withdrawals.......................         (270)         (33)         (63)        (509)           (9)         (257)
                                                -----------  -----------  -----------  -----------  -------------  -----------
  Net increase in units from participant
    transactions..............................       11,939          157          820       14,030            25         6,095
                                                -----------  -----------  -----------  -----------  -------------  -----------
                                                -----------  -----------  -----------  -----------  -------------  -----------

                                                 OCC ACCUMULATION TRUST SUB-ACCOUNTS
                                                                 **
                                                -------------------------------------
                                                  GLOBAL
                                                  EQUITY       MANAGED     SMALL CAP
                                                -----------  -----------  -----------
OPERATIONS:
Net investment gain (loss)....................  $       100  $      (312) $       159
Net realized gain.............................        3,282        2,073          952
Net unrealized gain (loss)....................       19,438       33,259        2,743
                                                -----------  -----------  -----------
  Net increase from operations................       22,820       35,020        3,854
                                                -----------  -----------  -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium load.....       30,836       12,038        1,946
Participant transfers.........................      123,949      266,908       16,958
Participant withdrawals.......................       (8,380)      (7,491)      (1,306)
                                                -----------  -----------  -----------
  Net increase from participant
    transactions..............................      146,405      271,455       17,598
                                                -----------  -----------  -----------
    Total increase in net assets..............      169,225      306,475       21,452
NET ASSETS:
Beginning of period...........................       62,285        3,320        4,145
                                                -----------  -----------  -----------
End of period.................................  $   231,510  $   309,795  $    25,597
                                                -----------  -----------  -----------
                                                -----------  -----------  -----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........................        3,565          860        1,637
Participant transfers.........................       11,134       20,102          191
Participant withdrawals.......................         (778)        (542)        (117)
                                                -----------  -----------  -----------
  Net increase in units from participant
    transactions..............................       13,921       20,420        1,711
                                                -----------  -----------  -----------
                                                -----------  -----------  -----------

--------------------------

* Period from September 13, 1996 (date deposits first received) to December 31, 1996

**  Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS FROM INCEPTION (DATE DEPOSITS
FIRST RECEIVED) TO DECEMBER 31, 1995

                                                                                                            FIDLELITY
                                                                                                               VIP
                                                          ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS             PORTFOLIO
                                                 --------------------------------------------------------  SUB-ACCOUNT
                                                                                               SMALL       -----------
                                                                LEVERAGED      MIDCAP     CAPITALIZATION     EQUITY-
                                                  GROWTH **     ALLCAP **     GROWTH **         **          INCOME **
                                                 -----------  -------------  -----------  ---------------  -----------
Inception Date.................................  May 5, 1995   May 5, 1995   May 5, 1995    May 5, 1995    May 5, 1995

OPERATIONS:
Net investment gain (loss).....................   $     (23)    $      (8)    $     (13)     $     (52)     $     439
Net realized gain (loss).......................          (3)           12             1            (15)            (2)
Net unrealized gain (loss).....................         424           839           498         (4,213)         2,857
                                                 -----------       ------    -----------       -------     -----------
  Net increase (decrease) from operations......         398           843           486         (4,280)         3,294
                                                 -----------       ------    -----------       -------     -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium load......       3,930         3,178         3,910          2,938          2,731
Participant transfers..........................      30,447         1,857         8,745         61,383         50,773
Participant withdrawals........................        (344)         (208)         (278)          (799)          (742)
                                                 -----------       ------    -----------       -------     -----------
  Net increase from participant transactions...      34,033         4,827        12,377         63,522         52,762
                                                 -----------       ------    -----------       -------     -----------
    Total increase in net assets...............      34,431         5,670        12,863         59,242         56,056
NET ASSETS:
Beginning of period............................      --            --            --             --             --
                                                 -----------       ------    -----------       -------     -----------
End of period..................................   $  34,431     $   5,670     $  12,863      $  59,242      $  56,056
                                                 -----------       ------    -----------       -------     -----------
                                                 -----------       ------    -----------       -------     -----------
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN
  UNITS):
Participant deposits...........................         349           268           336            266            256
Participant transfers..........................       2,508           131           678          4,408          4,492
Participant withdrawals........................         (29)          (15)          (22)           (62)           (65)
                                                 -----------       ------    -----------       -------     -----------
  Net increase in units from participant
    transactions...............................       2,828           384           992          4,612          4,683
                                                 -----------       ------    -----------       -------     -----------
                                                 -----------       ------    -----------       -------     -----------


                                                           FIDELITY VIP II
                                                        PORTFOLIO SUB-ACCOUNTS
                                                 ------------------------------------
                                                       ASSET           INVESTMENT
                                                      MANAGER          GRADE BOND
                                                 -----------------  -----------------
Inception Date.................................  November 16, 1995  November 16, 1995
OPERATIONS:
Net investment gain (loss).....................      $      (9)         $     (14)
Net realized gain (loss).......................         --                 --
Net unrealized gain (loss).....................            794                606
                                                       -------            -------
  Net increase (decrease) from operations......            785                592
                                                       -------            -------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium load......         --                 --
Participant transfers..........................         23,939             36,925
Participant withdrawals........................            (65)               (56)
                                                       -------            -------
  Net increase from participant transactions...         23,874             36,869
                                                       -------            -------
    Total increase in net assets...............         24,659             37,461
NET ASSETS:
Beginning of period............................         --                 --
                                                       -------            -------
End of period..................................      $  24,659          $  37,461
                                                       -------            -------
                                                       -------            -------
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN
  UNITS):
Participant deposits...........................         --                 --
Participant transfers..........................          2,356              3,672
Participant withdrawals........................             (6)                (5)
                                                       -------            -------
  Net increase in units from participant
    transactions...............................          2,350              3,667
                                                       -------            -------
                                                       -------            -------

------------------------------

** Premium load reduced by $22 due to waiver of 1.15% of premium load from May 5, 1995 to August 1, 1995

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS FROM INCEPTION (DATE DEPOSITS
FIRST RECEIVED) TO DECEMBER 31, 1995

                                                   MFS SERIES SUB-ACCOUNTS
                                   -------------------------------------------------------     AMT PORTFOLIO SUB-ACCOUNTS
                                         TOTAL                                  WORLD       --------------------------------
                                        RETURN             UTILITIES       GOVERNMENTS **        BALANCED        PARTNERS **
                                   -----------------  -------------------  ---------------  -------------------  -----------
Inception Date...................  October 10, 1995    December 26, 1995     May 5, 1995    September 12, 1995   May 5, 1995

OPERATIONS:
Net investment gain (loss).......      $     159           $      25          $   1,919          $     (55)       $     (15)
Net realized gain................            157                  61             --                 --                    8
Net unrealized gain (loss).......            164                 (76)            (1,668)              (621)             857
                                          ------              ------            -------            -------       -----------
  Net increase (decrease) from
    operations...................            480                  10                251               (676)             850
                                          ------              ------            -------            -------       -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of
  premium load...................          2,123              --                  1,861             --                2,943
Participant transfers............          5,933               1,390             18,466             49,657           19,642
Participant withdrawals..........            (30)             --                   (118)              (571)            (194)
                                          ------              ------            -------            -------       -----------
  Net increase from participant
    transactions.................          8,026               1,390             20,209             49,086           22,391
                                          ------              ------            -------            -------       -----------
    Total increase in net
      assets.....................          8,506               1,400             20,460             48,410           23,241
NET ASSETS:
Beginning of period..............         --                  --                 --                 --               --
                                          ------              ------            -------            -------       -----------
End of period....................      $   8,506           $   1,400          $  20,460          $  48,410        $  23,241
                                          ------              ------            -------            -------       -----------
                                          ------              ------            -------            -------       -----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits.............            213              --                    185             --                  273
Participant transfers............            591                 139              1,791              4,994            1,668
Participant withdrawals..........             (3)             --                    (12)               (58)             (17)
                                          ------              ------            -------            -------       -----------
  Net increase in units from
    participant transactions.....            801                 139              1,964              4,936            1,924
                                          ------              ------            -------            -------       -----------
                                          ------              ------            -------            -------       -----------

                                            OCC ACCUMULATION TRUST SUB-ACCOUNTS *
                                   -------------------------------------------------------
                                         GLOBAL
                                         EQUITY          MANAGED **         SMALL CAP
                                   -------------------  -------------  -------------------
Inception Date...................  September 12, 1995    May 5, 1995   September 26, 1995
OPERATIONS:
Net investment gain (loss).......       $     123         $      (7)        $      (3)
Net realized gain................           1,262                 3                 1
Net unrealized gain (loss).......            (981)              413               186
                                          -------            ------            ------
  Net increase (decrease) from
    operations...................             404               409               184
                                          -------            ------            ------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of
  premium load...................          --                 1,867            --
Participant transfers............          62,563             1,268             4,095
Participant withdrawals..........            (682)             (224)             (134)
                                          -------            ------            ------
  Net increase from participant
    transactions.................          61,881             2,911             3,961
                                          -------            ------            ------
    Total increase in net
      assets.....................          62,285             3,320             4,145
NET ASSETS:
Beginning of period..............          --                --                --
                                          -------            ------            ------
End of period....................       $  62,285         $   3,320         $   4,145
                                          -------            ------            ------
                                          -------            ------            ------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits.............          --                   182            --
Participant transfers............           6,245               108               419
Participant withdrawals..........             (48)              (19)              (14)
                                          -------            ------            ------
  Net increase in units from
    participant transactions.....           6,197               271               405
                                          -------            ------            ------
                                          -------            ------            ------

------------------------------

*   Formerly Quest for Value Accumulation Trust

** Premium load reduced by $22 due to waiver of 1.15% of premium load from May 5, 1995 to August 1, 1995

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION

    CG Variable Life Insurance Separate Account I (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of the Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Account are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

    The assets of the Account are divided into variable sub-accounts each of which is invested in shares of one of sixteen portfolios (mutual funds) of six diversified open-end management investment companies, each portfolio with its own investment objective. The variable sub-accounts are:

    ALGER AMERICAN FUND:--

        Alger American Growth Portfolio

        Alger American Leveraged AllCap Portfolio

        Alger American MidCap Growth Portfolio

        Alger American Small Capitalization Portfolio

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND:--

        Equity-Income Portfolio

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:--

        Asset Manager Portfolio

        Investment Grade Bond Portfolio

    MFS VARIABLE INSURANCE TRUST:--

        MFS Total Return Series

        MFS Utilities Series

        MFS World Governments Series

    NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:--

        AMT Balanced Portfolio

        AMT Limited Maturity Bond Portfolio

        AMT Partners Portfolio

    OCC (FORMERLY QUEST FOR VALUE) ACCUMULATION TRUST:--

        OCC Global Equity Portfolio

        OCC Managed Portfolio

        OCC Small Cap Portfolio

2. SIGNIFICANT ACCOUNTING POLICIES

    These financial statements have been prepared in conformity with generally accepted accounting principles. The following is a summary of significant accounting policies consistently followed in the preparation of the Account's financial statements.

A. INVESTMENT VALUATION:--Investments held by the sub-accounts are valued at their respective closing net asset values per share as determined by the mutual funds as of December 31, 1996. The change in the difference between cost and value is reflected as unrealized gain (loss) in the Statements of Operations.

B. INVESTMENT TRANSACTIONS:--Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
C. FEDERAL INCOME TAXES:--The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.

3. INVESTMENTS

    Total shares held and cost of investments as of December 31, 1996 were:

  -------------------------------------------------------------------------------------------

                                                                           SHARES      COST OF
SUB-ACCOUNT                                                                 HELD     INVESTMENTS
------------------------------------------------------------------------------------------------
Alger American Growth Portfolio.........................................      9,892   $ 323,755
Alger American Leveraged AllCap Portfolio...............................     17,120     316,584
Alger American MidCap Growth Portfolio..................................      4,330      88,244
Alger American Small Capitalization Portfolio...........................      8,532     357,133
Fidelity Equity-Income Portfolio........................................     16,978     329,310
Fidelity Asset Manager Portfolio........................................      4,321      66,239
Fidelity Investment Grade Bond Portfolio................................      3,335      40,782
MFS Total Return Series.................................................     11,235     150,551
MFS Utilities Series....................................................        257       3,466
MFS World Governments Series............................................      2,839      30,409
AMT Balanced Portfolio..................................................     12,432     203,484
AMT Limited Maturity Bond Portfolio.....................................         19         254
AMT Partners Portfolio..................................................      7,582     104,475
OCC Global Equity Portfolio.............................................     17,499     213,053
OCC Managed Portfolio...................................................      8,556     276,123
OCC Small Cap Portfolio.................................................      1,132      22,668
-------------------------------------------------------------------------------------------

    Total purchases and sales of shares for each mutual fund, for the year ended December 31,
 1996, amounted to:

  -------------------------------------------------------------------------------------------

SUB-ACCOUNT                                                               PURCHASES     SALES
------------------------------------------------------------------------------------------------
Alger American Growth Portfolio.........................................  $ 399,891   $ 111,387
Alger American Leveraged AllCap Portfolio...............................    336,431      24,985
Alger American MidCap Growth Portfolio..................................    158,606      83,597
Alger American Small Capitalization Portfolio...........................    392,149     102,720
Fidelity Equity-Income Portfolio........................................    409,649     134,327
Fidelity Asset Manager Portfolio........................................     44,235       1,867
Fidelity Investment Grade Bond Portfolio................................      5,923       2,022
MFS Total Return Series.................................................    247,690     106,965
MFS Utilities Series....................................................     20,495      18,450
MFS World Governments Series............................................      9,039         765
AMT Balanced Portfolio..................................................    281,549     118,171
AMT Limited Maturity Bond Portfolio*....................................     48,118      47,865
AMT Partners Portfolio..................................................    115,118      34,055
OCC Global Equity Portfolio.............................................    239,204      91,481
OCC Managed Portfolio...................................................    348,149      76,738
OCC Small Cap Portfolio.................................................     33,392      14,995
-------------------------------------------------------------------------------------------

* For the period from September 13, 1996 (date deposits first received) to December 31, 1996.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4. CHARGES AND DEDUCTIONS

    CG Life assumes the risk that policyholders may live longer than expected and also assumes a mortality risk in connection with the death benefits of the contract. CG Life also assumes a risk that its actual administrative expenses may be higher than amounts deducted for such expenses. CG Life charges each variable sub-account, for mortality and expense risks, a daily deduction, equivalent to .45% per year during the first ten policy years and .25% per year thereafter. The mortality and expense risk charges, for each sub-account, are reported on the Statements of Operations.

    CG Life deducts a premium load of 3.5% of each premium payment to cover state taxes and federal income tax liabilities.

    CG Life charges a monthly administrative fee of $15 in the first policy year and $5 in subsequent policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports.

    CG Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable sub-account and/or the fixed account funding option. The fixed account is part of the general account of CG Life and is not included in these financial statements.

    Under certain circumstances, CG Life reserves the right to charge a transfer fee of up to $25 for transfers between sub-accounts. For the year ended December 31, 1996, no transfer fees were deducted from the variable sub-accounts.

    The fees charged by CG Life for premium loads (deducted from premium payments), administrative fees and the amount deducted for the cost of insurance, both of which are included in participant withdrawals, for variable sub-accounts for the year ended December 31, 1996, amounted to:

     -------------------------------------------------------------------------------------------

                                                                                             COST OF
                                                                   PREMIUM    ADMINISTRATIVE  INSURANCE
SUB-ACCOUNT                                                         LOADS        FEES      DEDUCTIONS
------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio................................   $     578    $   1,380    $   9,297
Alger American Leveraged AllCap Portfolio......................         282          857        6,744
Alger American MidCap Growth Portfolio.........................         306          525        2,690
Alger American Small Capitalization Portfolio..................         478        1,281        9,725
Fidelity Equity-Income Portfolio...............................       1,003          816        7,645
Fidelity Asset Manager Portfolio...............................          81          300        1,412
Fidelity Investment Grade Bond Portfolio.......................           3          159        1,605
MFS Total Return Series........................................         978          420        2,690
MFS Utilities Series...........................................          29           83          275
MFS World Governments Series...................................         145           82          584
AMT Balanced Portfolio.........................................         372          527        4,592
AMT Limited Maturity Bond Portfolio*...........................           7           60           28
AMT Partners Portfolio.........................................         356          558        2,999
OCC Global Equity Portfolio....................................       1,124        1,163        7,214
OCC Managed Portfolio..........................................         444        1,045        6,437
OCC Small Cap Portfolio........................................          71          192        1,114
-------------------------------------------------------------------------------------------

* For the period from September 13, 1996 (date deposits first received) to December 31, 1996.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4. CHARGES AND DEDUCTIONS (CONTINUED)
    CG Life, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or Federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the variable sub-accounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. No full surrender or partial surrender administrative charges were paid to CG
Life, attributable to the variable sub-accounts, for the year ended December 31, 1996.

5. DISTRIBUTION OF NET INCOME

    The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of death benefits, surrenders, and transfers to other fixed or variable sub-accounts.

6. DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. CG Life believes, based on assurances from the mutual fund managers, that the mutual funds satisfy the requirements of the regulations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Variable Life Insurance Separate Account I

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts, Alger American Fund--Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio, Alger American Small Capitalization Portfolio; Fidelity Variable Insurance Products Fund-- Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II--Asset Manager Portfolio, Investment Grade Bond Portfolio; MFS Variable Insurance Trust--MFS Total Return Series, MFS Utilities Series, MFS World Governments Series; Neuberger & Berman Advisers Management Trust--AMT Balanced Portfolio, AMT Limited Maturity Bond Portfolio, AMT Partners Portfolio; OCC (formerly Quest for Value) Accumulation Trust--OCC Global Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio (constituting the CG Variable Life Insurance Separate Account I, hereafter referred to as "the Account") at December 31, 1996, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Hartford, Connecticut
February 20, 1997

APPENDIX 1

                    ILLUSTRATION OF SURRENDER CHARGES

                    The Surrender Charge is calculated as (a) times (b), where
                    (a) is the sum of (i) a Deferred Sales Charge and (ii) a Deferred Administrative Charge and (b) is the applicable Surrender Charge Grading Factor. If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge.

                    Below are examples of Surrender Charge calculations, one involving a level Specified Amount and one involving an increase in the Specified Amount, followed by Definitions and Tables used in the calculations.

                    EXAMPLE 1: A male nonsmoker, age 35, purchases a Policy with a Specified Amount of $100,000 and a scheduled annual premium of $1100. He now wants to surrender the Policy at the end of the sixth Policy Year.

                    The Surrender Charge is as follows:

                    Sum of the premiums paid through the end of the second Policy Year = $2200.00

                    Guideline Annual Premium Amount (Male, Age 35, $100,000 Specified Amount) = $1177.05

                    Surrender Charge =

                    (.3X$1177.05) + (.1X($2200-$1177.05)) = $353.12 +
                    $102.30 = $ 455.42(i)
                    $6.00 per $1000 of Specified Amount             $ 600.00(ii)

                                                     ---------------------------

                                                                     $1055.42(a)

                    The total Surrender Charge is $1055.42(a) times the surrender charge grading factor(b), ($1055.42 X 80%) = $844.34.

                    EXAMPLE 2: A female nonsmoker, age 45, purchases a Policy with an Initial Specified Amount of $200,000 and a scheduled annual premium of $1500. She pays the scheduled annual premium for the first five Policy Years. At the start of the sixth Policy Year, she increases the Specified Amount to $250,000 and continues to pay the scheduled annual premium of $1500. She now wants to surrender the Policy at the end of the eighth Policy Year. Separate Surrender Charges must be calculated for the Initial Specified Amount and for the increase in Specified Amount.

                    The Surrender Charges are as follows:

                    For the Initial Specified Amount,
                    Sum of the premiums paid through the end of the second Policy Year = $3000.00

                    Guideline Annual Premium Amount (Female, Age 45, $200,000 Specified Amount = $2920.67

                    Surrender Charge for Initial Specified Amount =

                    (.3X$2920.67) + (.1X($3000.00-$2920.67)) = $876.20 +
                    $7.93 = $ 884.13(i)

                    $6.00 per $1000 of Initial Specified Amount     $1200.00(ii)

                                                     ---------------------------

                                                                     $2084.13(a)

                    The total Surrender Charge for the Initial Specified Amount is $2084.13(a) times the applicable surrender charge grading factor(b), ($2084.13 X 40%) = $833.65.

                    For the increase in Specified Amount;
                    Sum of the premiums in the first two years following the increase in Specified Amount, applicable to the increase in Specified Amount =
                    ($1500 X 2) X ($50,000 / $250,000) = $600.00.

                    Guideline Annual Premium Amount (Female, Age 50, $50,000 Specified Amount) = $978.23.

                    Surrender Charge for the increase in Specified Amount =

                    (.3 X $600.00)                                    $180.00(i)
                    $6.00 per $1000 of increase in Specified Amount  $300.00(ii)

                                                      --------------------------

                                                                      $480.00(a)

                    The total Surrender Charge for the increase in the Specified Amount is $480.00(a) times the applicable surrender charge grading factor(b), ($480.00 X 100%) = $480.00

                    The overall Surrender Charge for the Policy is ($833.65 + $480.00) = $1313.65.

                    DEFINITIONS AND TABLES

                    (a)(i) The Deferred Sales Charge is based on the actual
                           premium paid and the applicable Guideline Annual Premium Amount, and is calculated assuming the following:

                    DURING POLICY YEAR:
                    1 and 2               30% of the sum of the premiums paid up to an
                                          amount equal to the Guideline Annual Premium
                                          Amount,* plus 10% of the sum of the premiums paid
                                          between one and two times the Guideline Annual
                                          Premium Amount, plus 9% of the sum of the premiums
                                          paid in excess of two times the Guideline Annual
                                          Premium Amount.
                    3 through 10          same dollar amount as of the end of Policy Year 2.

                        In no event will the Deferred Sales Charge exceed the maximum permitted under federal or state law.

                      (ii) The Deferred Administrative Charge is $6.00 per
                           $1,000 of Specified Amount.

                    (b) SURRENDER CHARGE GRADING FACTORS

                         Policy Years** 1-5                         100%
                         Policy Year 6                               80%
                         Policy Year 7                               60%
                         Policy Year 8                               40%
                         Policy Year 9                               20%
                         Policy Year 10                               0%

                    If a Surrender Charge becomes effective at other than the end of a Policy Year, any applicable surrender charge grading factor will be applied on a pro rata basis as of such effective date.

                     * Guideline Annual Premium Amount is the level annual
                       amount that would be payable through the latest maturity date permitted under the policy but not less than 20 years after date of issue or (if earlier) age 95 for the future benefits under the policy, subject to the following provisions: (A) the payments were fixed by the Life Insurer as to both timing and amount; and (B) the payments were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at the greater of an annual effective of 5% or rate or rates guaranteed at issue of the Policy, the sales load under the policy, and the fees and charges specified in the Policy. A new Guideline Annual Premium Amount is determined for each increase in Specified Amount under the policy; in such event, "Policy Years" are measured from the effective date(s) of such increase(s).

                    ** Number of Policy Years elapsed since the Date of Issue
                       and from the effective date(s) of any increase(s) in Specified Amount.

APPENDIX 2

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFITS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefits may be different. The illustrations also assume there are no Policy loans or partial surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.

                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the daily charges made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.45% of the daily net asset value of the Variable Account. On each Policy Anniversary beginning with the 11th, the mortality and expense risk charge is reduced to 0.25% on an annual basis of the daily net assets of the Variable Account. In addition, the net investment returns also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 1.00% of the daily net asset value of the Variable Account.

                    Considering current charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of return of 0%, 6%, and 12% correspond to net investment experience at constant annual rates of -1.45%, 4.55% and 10.55%. On each Policy Anniversary beginning with the 11th, the gross annual rates of return of 0%, 6%, and 12% correspond to net investment experience at constant annual rates of -1.25%, 4.75%, and 10.75%. This is due to a current reduction in the mortality and expense risk charge from an annual effective rate of 0.45% to an annual effective rate of 0.25% after ten Policy Years.


                    Considering guaranteed charges for mortality and expense risks and assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.90%, 4.10% and 10.10%.


                    The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefits than those illustrated.

                    The illustrations also reflect the fact that the Company deducts a premium load from each Premium Payment. Current and guaranteed values reflect a deduction of 3.5% of each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first ten years.

                    In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $15 per month in the first year. Current values reflect a current monthly administrative expense charge of $5 in renewal years, and guaranteed values reflect the $10 maximum monthly administrative charge under the Policy in renewal years.

                    Upon request, the Company will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                MALE    NONSMOKER    ISSUE AGE 35
                                $2,720 ANNUAL PREMIUM
                                FACE AMOUNT $500,000
                                DEATH BENEFIT OPTION 1

                                GUARANTEED BASIS


           PREMIUMS                DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                SURRENDER VALUE
          ACCUMULATED       ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
  END OF      AT        GROSS 0%     GROSS 6%     GROSS 12%    GROSS 0%    GROSS 6%   GROSS 12%    GROSS 0%    GROSS 6%   GROSS 12%
  POLICY  5% INTEREST      NET          NET          NET         NET         NET         NET         NET         NET         NET
   YEAR    PER YEAR      -1.90%        4.10%       10.10%       -1.90%      4.10%       10.10%      -1.90%      4.10%       10.10%
          -----------  -------------------------------------
  ------                                                      ----------------------------------  ----------------------------------

      1        2,856      500,000      500,000      500,000       1,360       1,478       1,597           0           0           0
      2        5,855      500,000      500,000      500,000       2,693       3,015       3,354           0           0           0
      3        9,004      500,000      500,000      500,000       3,925       4,539       5,209           0           0         577
      4       12,310      500,000      500,000      500,000       5,049       6,038       7,164         417       1,406       2,532
      5       15,781      500,000      500,000      500,000       6,052       7,497       9,213       1,420       2,865       4,581

      6       19,426      500,000      500,000      500,000       6,926       8,905      11,357       3,221       5,199       7,652
      7       23,254      500,000      500,000      500,000       7,656      10,240      13,587       4,877       7,461      10,808
      8       27,272      500,000      500,000      500,000       8,243      11,500      15,913       6,390       9,647      14,060
      9       31,492      500,000      500,000      500,000       8,671      12,663      18,325       7,745      11,736      17,399
     10       35,922      500,000      500,000      500,000       8,938      13,719      20,831       8,938      13,719      20,831

     15       61,628      500,000      500,000      500,000       7,457      16,739      34,646       7,457      16,739      34,646
     20       94,436       --          500,000      500,000      --          13,283      49,735      --          13,283      49,735
     25      136,309       --           --          500,000      --          --          62,239      --          --          62,239
     30      189,749       --           --          500,000      --          --          64,388      --          --          64,388


All Amounts are in Dollars

                             If premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                             Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                             These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                             The net rates of return referred to above reflect the deduction of 0.90% per year for the mortality and expense risk charge and Fund expenses assumed to be 1.00% per year but which may be higher or lower (see pages 10 and 11 of this prospectus).

                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                MALE    NONSMOKER    ISSUE AGE 35
                                $2,720 ANNUAL PREMIUM
                                FACE AMOUNT $500,000
                                DEATH BENEFIT OPTION 1

                                CURRENT BASIS

                                   DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                SURRENDER VALUE
                            ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                        GROSS 0%     GROSS 6%     GROSS 12%    GROSS 0%    GROSS 6%   GROSS 12%    GROSS 0%    GROSS 6%   GROSS 12%
                           NET          NET          NET         NET         NET         NET         NET         NET         NET
           PREMIUMS      -1.45%        4.55%       10.55%       -1.45%      4.55%       10.55%      -1.45%      4.55%       10.55%
          ACCUMULATED              IN YEARS 1-10                        IN YEARS 1-10                       IN YEARS 1-10
  END OF      AT           NET          NET          NET         NET         NET         NET         NET         NET         NET
  POLICY  5% INTEREST    -1.25%        4.75%       10.75%       -1.25%      4.75%       10.75%      -1.25%      4.75%       10.75%
   YEAR    PER YEAR            IN YEARS 11 AND AFTER                IN YEARS 11 AND AFTER               IN YEARS 11 AND AFTER
  ------  -----------  -------------------------------------  ----------------------------------  ----------------------------------

      1        2,856      500,000      500,000      500,000       1,561       1,685       1,810           0           0           0
      2        5,855      500,000      500,000      500,000       3,217       3,568       3,936           0           0           0
      3        9,004      500,000      500,000      500,000       4,841       5,531       6,280         209         899       1,648
      4       12,310      500,000      500,000      500,000       6,430       7,570       8,861       1,798       2,938       4,229
      5       15,781      500,000      500,000      500,000       7,975       9,682      11,693       3,343       5,050       7,061

      6       19,426      500,000      500,000      500,000       9,466      11,858      14,794       5,760       8,153      11,088
      7       23,254      500,000      500,000      500,000      10,894      14,094      18,182       8,115      11,314      15,403
      8       27,272      500,000      500,000      500,000      12,252      16,381      21,881      10,399      14,528      20,028
      9       31,492      500,000      500,000      500,000      13,530      18,713      25,912      12,604      17,787      24,986
     10       35,922      500,000      500,000      500,000      14,721      21,084      30,305      14,721      21,084      30,305

     15       61,628      500,000      500,000      500,000      19,259      33,556      59,415      19,259      33,556      59,415
     20       94,436      500,000      500,000      500,000      20,436      46,037     104,975      20,436      46,037     104,975
     25      136,309      500,000      500,000      500,000      17,225      57,440     178,163      17,225      57,440     178,163
     30      189,749      500,000      500,000      500,000       8,080      66,011     299,511       8,080      66,011     299,511

All Amounts are in Dollars

                             If premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                             Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                             These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                             The net rates of return referred to above reflect the deduction of 0.45% per year in years 1-10 and 0.25% thereafter for the mortality and expense risk charge and Fund expenses assumed to be 1.00% per year but which may be higher or lower (see pages 10 and 11 of this prospectus).

                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                MALE    NONSMOKER    ISSUE AGE 45
                                $4,685 ANNUAL PREMIUM
                                FACE AMOUNT $500,000
                                DEATH BENEFIT OPTION 1

                                GUARANTEED BASIS


           PREMIUMS                DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                SURRENDER VALUE
          ACCUMULATED       ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
  END OF      AT        GROSS 0%     GROSS 6%     GROSS 12%    GROSS 0%    GROSS 6%   GROSS 12%    GROSS 0%    GROSS 6%   GROSS 12%
  POLICY  5% INTEREST      NET          NET          NET         NET         NET         NET         NET         NET         NET
   YEAR    PER YEAR      -1.90%        4.10%       10.10%       -1.90%      4.10%       10.10%      -1.90%      4.10%       10.10%
          -----------  -------------------------------------  ----------------------------------  ----------------------------------
  ------

      1        4,919      500,000      500,000      500,000       2,027       2,220       2,414           0           0           0
      2       10,084      500,000      500,000      500,000       3,903       4,416       4,956           0           0           0
      3       15,508      500,000      500,000      500,000       5,558       6,513       7,560           0         729       1,777
      4       21,203      500,000      500,000      500,000       6,985       8,496      10,227       1,201       2,713       4,443
      5       27,182      500,000      500,000      500,000       8,165      10,338      12,939       2,382       4,555       7,155

      6       33,460      500,000      500,000      500,000       9,088      12,019      15,688       4,462       7,392      11,061
      7       40,053      500,000      500,000      500,000       9,715      13,488      18,437       6,245      10,018      14,967
      8       46,974      500,000      500,000      500,000      10,015      14,702      21,153       7,701      12,389      18,839
      9       54,242      500,000      500,000      500,000       9,949      15,606      23,790       8,792      14,449      22,633
     10       61,874      500,000      500,000      500,000       9,472      16,135      26,295       9,472      16,135      26,295

     15      106,150       --          500,000      500,000      --          11,290      35,182      --          11,290      35,182
     20      162,660       --           --          500,000      --          --          29,787      --          --          29,787
     25      234,782       --           --           --          --          --          --          --          --          --
     30      326,828       --           --           --          --          --          --          --          --          --


All Amounts are in Dollars

                             If premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                             Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                             These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                             The net rates of return referred to above reflect the deduction of 0.90% per year for the mortality and expense risk charge and Fund expenses assumed to be 1.00% per year but which may be higher or lower (see pages 10 and 11 of this prospectus).

                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                MALE    NONSMOKER    ISSUE AGE 45
                                $4,685 ANNUAL PREMIUM
                                FACE AMOUNT $500,000
                                DEATH BENEFIT OPTION 1

                                CURRENT BASIS

                                   DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                SURRENDER VALUE
                            ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                        GROSS 0%     GROSS 6%     GROSS 12%    GROSS 0%    GROSS 6%   GROSS 12%    GROSS 0%    GROSS 6%   GROSS 12%
                           NET          NET          NET         NET         NET         NET         NET         NET         NET
           PREMIUMS      -1.45%        4.55%       10.55%       -1.45%      4.55%       10.55%      -1.45%      4.55%       10.55%
          ACCUMULATED              IN YEARS 1-10                        IN YEARS 1-10                       IN YEARS 1-10
  END OF      AT           NET          NET          NET         NET         NET         NET         NET         NET         NET
  POLICY  5% INTEREST    -1.25%        4.75%       10.75%       -1.25%      4.75%       10.75%      -1.25%      4.75%       10.75%
   YEAR    PER YEAR            IN YEARS 11 AND AFTER                IN YEARS 11 AND AFTER               IN YEARS 11 AND AFTER
  ------  -----------  -------------------------------------  ----------------------------------  ----------------------------------

      1        4,919      500,000      500,000      500,000       3,025       3,250       3,476           0           0           0
      2       10,084      500,000      500,000      500,000       6,041       6,685       7,357         257         901       1,574
      3       15,508      500,000      500,000      500,000       8,919      10,180      11,551       3,136       4,396       5,768
      4       21,203      500,000      500,000      500,000      11,653      13,731      16,084       5,869       7,947      10,300
      5       27,182      500,000      500,000      500,000      14,235      17,332      20,985       8,452      11,548      15,201

      6       33,460      500,000      500,000      500,000      16,660      20,977      26,286      12,033      15,351      21,659
      7       40,053      500,000      500,000      500,000      18,921      24,662      32,025      15,451      21,192      28,554
      8       46,974      500,000      500,000      500,000      21,011      28,380      38,243      18,697      26,067      35,929
      9       54,242      500,000      500,000      500,000      22,924      32,126      44,988      21,767      30,970      43,831
     10       61,874      500,000      500,000      500,000      24,653      35,895      52,313      24,653      35,895      52,313

     15      106,150      500,000      500,000      500,000      30,617      55,389     100,953      30,617      55,389     100,953
     20      162,660      500,000      500,000      500,000      30,599      74,543     178,543      30,599      74,543     178,543
     25      234,782      500,000      500,000      500,000      20,949      90,039     306,538      20,949      30,039     306,538
     30      326,829      500,000      500,000      565,097           0      91,616     528,128           0      91,616     528,128

All Amounts are in Dollars

                             If premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                             Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                             These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                             The net rates of return referred to above reflect the deduction of 0.45% per year in years 1-10 and 0.25% thereafter for the mortality and expense risk charge and Fund expenses assumed to be 1.00% per year but which may be higher or lower (see pages 10 and 11 of this prospectus).

                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                FEMALE    NONSMOKER    ISSUE AGE 35
                                $2,075 ANNUAL PREMIUM
                                FACE AMOUNT $500,000
                                DEATH BENEFIT OPTION 1

                                GUARANTEED BASIS


           PREMIUMS                DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                SURRENDER VALUE
          ACCUMULATED       ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
  END OF      AT        GROSS 0%     GROSS 6%     GROSS 12%    GROSS 0%    GROSS 6%   GROSS 12%    GROSS 0%    GROSS 6%   GROSS 12%
  POLICY  5% INTEREST      NET          NET          NET         NET         NET         NET         NET         NET         NET
   YEAR    PER YEAR      -1.90%        4.10%       10.10%       -1.90%      4.10%       10.10%      -1.90%      4.10%       10.10%
          -----------  -------------------------------------  ----------------------------------  ----------------------------------
  ------

      1        2,179      500,000      500,000      500,000         975       1,063       1,151           0           0           0
      2        4,466      500,000      500,000      500,000       1,938       2,176       2,426           0           0           0
      3        6,869      500,000      500,000      500,000       2,821       3,272       3,765           0           0           0
      4        9,391      500,000      500,000      500,000       3,615       4,338       5,163           0          93         918
      5       12,039      500,000      500,000      500,000       4,308       5,360       6,613          63       1,115       2,368

      6       14,820      500,000      500,000      500,000       4,891       6,326       8,109       1,495       2,930       4,713
      7       17,739      500,000      500,000      500,000       5,357       7,223       9,647       2,810       4,676       7,100
      8       20,805      500,000      500,000      500,000       5,704       8,045      11,226       4,006       6,347       9,528
      9       24,024      500,000      500,000      500,000       5,938       8,792      12,857       5,089       7,943      12,008
     10       27,404      500,000      500,000      500,000       6,056       9,457      14,541       6,056       9,457      14,541

     15       47,014      500,000      500,000      500,000       4,817      11,264      23,825       4,817      11,264      23,825
     20       72,042       --          500,000      500,000      --           8,987      34,132      --           8,987      34,132
     25      103,985       --           --          500,000      --          --          44,484      --          --          44,484
     30      144,754       --           --          500,000      --          --          52,904      --          --          52,904


All Amounts are in Dollars

                             If premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                             Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                             These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                             The net rates of return referred to above reflect the deduction of 0.90% per year for the mortality and expense risk charge and Fund expenses assumed to be 1.00% per year but which may be higher or lower (see pages 10 and 11 of this prospectus).

                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
FEMALE    NONSMOKER    ISSUE AGE 35
                            $2,075 ANNUAL PREMIUM
                            FACE AMOUNT $500,000
                            DEATH BENEFIT OPTION 1

CURRENT BASIS

                             DEATH BENEFIT            TOTAL ACCUMULATION VALUE          SURRENDER VALUE
                      ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                           GROSS                         GROSS                         GROSS
                      GROSS 0%  GROSS 6%    12%     GROSS 0%  GROSS 6%    12%     GROSS 0%  GROSS 6%    12%
                        NET       NET       NET       NET       NET       NET       NET       NET       NET
         PREMIUMS      -1.45%    4.55%     10.55%    -1.45%    4.55%     10.55%    -1.45%    4.55%     10.55%
        ACCUMULATED                  IN YEARS 1-10                 IN YEARS 1-10                 IN YEARS 1-10
END OF           AT     NET       NET       NET       NET       NET       NET       NET       NET       NET
POLICY  5% INTEREST    -1.25%    4.75%     10.75%    -1.25%    4.75%     10.75%    -1.25%    4.75%     10.75%
  YEAR     PER YEAR          IN YEARS 11 AND AFTER         IN YEARS 11 AND AFTER         IN YEARS 11 AND AFTER
------  -----------   ----------------------------  ----------------------------  ----------------------------

    1        2,179    500,000   500,000   500,000     1,154     1,247     1,341         0         0         0
    2        4,466    500,000   500,000   500,000     2,402     2,666     2,943         0         0         0
    3        6,869    500,000   500,000   500,000     3,619     4,136     4,700         0         0       455
    4        9,391    500,000   500,000   500,000     4,781     5,636     6,604       536     1,391     2,359
    5       12,039    500,000   500,000   500,000     5,884     7,160     8,664     1,639     2,915     4,419

    6       14,820    500,000   500,000   500,000     6,927     8,709    10,898     3,531     5,313     7,502
    7       17,739    500,000   500,000   500,000     7,912    10,286    13,325     5,365     7,739    10,778
    8       20,805    500,000   500,000   500,000     8,840    11,891    15,965     7,142    10,193    14,267
    9       24,024    500,000   500,000   500,000     9,711    13,526    18,842     8,862    12,677    17,993
   10       27,404    500,000   500,000   500,000    10,527    15,194    21,982    10,527    15,194    21,982

   15       47,014    500,000   500,000   500,000    13,782    24,139    42,967    13,782    24,139    42,967
   20       72,042    500,000   500,000   500,000    15,155    33,622    76,248    15,155    33,622    76,248
   25      103,985    500,000   500,000   500,000    14,197    43,270   130,050    14,197    43,270   130,050
   30      144,754    500,000   500,000   500,000     9,997    52,180   218,566     9,997    52,180   218,566

All Amounts are in Dollars

                             If premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                             Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                             These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                             The net rates of return referred to above reflect the deduction of 0.45% per year in years 1-10 and 0.25% thereafter for the mortality and expense risk charge and Fund expenses assumed to be 1.00% per year but which may be higher or lower (see pages 10 and 11 of this prospectus).

                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
FEMALE    NONSMOKER    ISSUE AGE 45
                            $3,550 ANNUAL PREMIUM
                            FACE AMOUNT $500,000
                            DEATH BENEFIT OPTION 1
                            GUARANTEED BASIS



                             DEATH BENEFIT            TOTAL ACCUMULATION VALUE          SURRENDER VALUE
         PREMIUMS     ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
        ACCUMULATED                        GROSS                         GROSS                         GROSS
END OF      AT        GROSS 0%  GROSS 6%    12%     GROSS 0%  GROSS 6%    12%     GROSS 0%  GROSS 6%    12%
POLICY  5% INTEREST     NET       NET       NET       NET       NET       NET       NET       NET       NET
 YEAR    PER YEAR      -1.90%    4.10%     10.10%    -1.90%    4.10%     10.10%    -1.90%    4.10%     10.10%
        -----------   ----------------------------
------                                              ----------------------------  ----------------------------

    1        3,728    500,000   500,000   500,000     1,435     1,578     1,722         0         0         0
    2        7,641    500,000   500,000   500,000     2,789     3,166     3,562         0         0         0
    3       11,751    500,000   500,000   500,000     4,001     4,699     5,466         0         0       336
    4       16,066    500,000   500,000   500,000     5,057     6,161     7,426         0     1,031     2,296
    5       20,597    500,000   500,000   500,000     5,952     7,539     9,438       822     2,409     4,308

    6       25,354    500,000   500,000   500,000     6,673     8,815    11,495     2,569     4,711     7,391
    7       30,349    500,000   500,000   500,000     7,214     9,975    13,591     4,136     6,897    10,513
    8       35,594    500,000   500,000   500,000     7,558    10,994    15,712     5,506     8,942    13,660
    9       41,102    500,000   500,000   500,000     7,679    11,838    17,833     6,653    10,812    16,807
   10       45,884    500,000   500,000   500,000     7,575    12,492    19,950     7,575    12,492    19,950

   15       80,434    500,000   500,000   500,000     3,692    12,535    30,446     3,692    12,535    30,446
   20      123,253      --      500,000   500,000     --        4,013    38,841     --        4,013    38,841
   25      177,903      --        --      500,000     --        --       34,340     --        --       34,340
   30      247,651      --        --        --        --        --        --        --        --        --


All Amounts are in Dollars

                             If premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                             Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                             These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                             The net rates of return referred to above reflect the deduction of 0.90% per year for the mortality and expense risk charge and Fund expenses assumed to be 1.00% per year but which may be higher or lower (see pages 10 and 11 of this prospectus).

                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
FEMALE    NONSMOKER    ISSUE AGE 45
                            $3,550 ANNUAL PREMIUM
                            FACE AMOUNT $500,000
                            DEATH BENEFIT OPTION 1
                            CURRENT BASIS

                           DEATH BENEFIT            TOTAL ACCUMULATION VALUE          SURRENDER VALUE
                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                         GROSS                         GROSS                         GROSS
                    GROSS 0%  GROSS 6%    12%     GROSS 0%  GROSS 6%    12%     GROSS 0%  GROSS 6%    12%
                      NET       NET       NET       NET       NET       NET       NET       NET       NET
        PREMIUMS     -1.45%    4.55%     10.55%    -1.45%    4.55%     10.55%    -1.45%    4.55%     10.55%
        ACCUMULATED                IN YEARS 1-10                 IN YEARS 1-10                 IN YEARS 1-10
           AT
END OF     5%         NET       NET       NET       NET       NET       NET       NET       NET       NET
POLICY  INTEREST     -1.25%    4.75%     10.75%    -1.25%    4.75%     10.75%    -1.25%    4.75%     10.75%
  YEAR  PER YEAR           IN YEARS 11 AND AFTER         IN YEARS 11 AND AFTER         IN YEARS 11 AND AFTER
------  ---------   ----------------------------  ----------------------------  ----------------------------

    1      3,728    500,000   500,000   500,000     2,174     2,341     2,508         0         0         0
    2      7,641    500,000   500,000   500,000     4,387     4,861     5,356         0         0       226
    3     11,751    500,000   500,000   500,000     6,514     7,441     8,450     1,384     2,311     3,320
    4     16,066    500,000   500,000   500,000     8,553    10,081    11,812     3,423     4,951     6,682
    5     20,597    500,000   500,000   500,000    10,501    12,780    15,467     5,371     7,650    10,337

    6     25,354    500,000   500,000   500,000    12,355    15,536    19,445     8,251    11,432    15,341
    7     30,349    500,000   500,000   500,000    14,113    18,349    23,777    11,035    15,271    20,699
    8     35,594    500,000   500,000   500,000    15,772    21,219    28,498    13,720    19,167    26,446
    9     41,102    500,000   500,000   500,000    17,329    24,144    33,647    16,303    23,118    32,621
   10     46,884    500,000   500,000   500,000    18,782    27,124    39,270    18,782    27,124    39,270

   15     80,434    500,000   500,000   500,000    24,612    43,212    77,089    24,612    43,212    77,089
   20    123,253    500,000   500,000   500,000    27,014    60,447   137,860    27,014    60,447   137,860
   25    177,903    500,000   500,000   500,000    24,279    77,481   237,386    24,279    77,481   237,386
   30    247,651    500,000   500,000   500,000    12,642    90,961   405,165    12,642    90,961   405,165

All Amounts are in Dollars

                             If premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                             Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                             These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                             The net rates of return referred to above reflect the deduction of 0.45% per year in years 1-10 and 0.25% thereafter for the mortality and expense risk charge and Fund expenses assumed to be 1.00% per year but which may be higher or lower (see pages 10 and 11 of this prospectus).

APPENDIX 3

                    TAX INFORMATION

                    The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, it is reprinted here, with added footnotes to reflect exceptions to the general rules.

                            ------------------------

                                   TABLE 1.1
           COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                         OTHER RETIREMENT SAVINGS PLANS

                                                              CASH-VALUE
                                                                 LIFE          NON-QUALIFIED                     QUALIFIED
                                                               INSURANCE         ANNUITIES          IRA'S         PENSION
                                                            ---------------  -----------------  --------------  -----------
Annual Contribution Limits                                            No                No           Yes            Yes
Income Eligibility Limits                                             No                No          Yes**           No
Borrowing Treated as Distributions                                    No*              Yes        Loans not        Yes,
                                                                                                   allowed        beyond
                                                                                                   $50,000
Income Ordering Rules (Income included in First                       No*              Yes           Yes            Yes
 Distribution)
Early Withdrawal Penalties                                            No*              Yes***       Yes***        Yes***
Minimum Distribution Rules by Age 70 1/2                              No                No           Yes            Yes
Maximum Annual Distribution Rules                                     No                No           Yes            Yes
Anti-discrimination Rules                                             No                No            No            Yes

------------------------
Department of the Treasury                                            March 1990
  Office of Tax Analysis

  *If the Policy is not a modified endowment contract.
 **If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible. ***There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

                    The foregoing information is not intended as tax advice. You should consult with your own tax advisor for more complete information.

      [LOGO]

                                                                          (5/97)

                        FEES AND CHARGES REPRESENTATION



    The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


                          UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       CONTENTS OF REGISTRATION STATEMENT

    This registration statement comprises the following papers and documents:


       The facing sheet;
       A cross-reference sheet (reconciliation and tie);
       The prospectus, consisting of 78 pages;
       The undertaking to file reports;
       The signatures;
       Written consents of the following persons:


           Robert A. Picarello
           Michelle L. Kunzman (previously filed with Pre-Effective Amendment No. 1)
           Price Waterhouse LLP

       Exhibit 1.  Fund Participation Agreements.
           Agreements between Connecticut General Life Insurance Company and

            (a) Alger American Fund
            (b) Fidelity Variable Products Fund*
            (c) Fidelity Variable Products Fund II*
            (d) MFS-Registered Trademark- Variable Insurance Trust*
            (e) Neuberger & Berman Advisers Management Trust
            (f)  OCC Accumulation Trust*

       *Incorporated by reference to Form S-6 Post-Effective Amendment No. 1
        (File No. 83-89238) of CG Variable Life Insurance Separate Account II, filed April 19, 1996.

                                   SIGNATURES


    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this Post-Effective Amendment No. 3 to this registration statement on Form S-6 (File No. 33-84426) to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut, on the 17th day of April, 1997.


                                          CG VARIABLE LIFE INSURANCE SEPARATE
                                          ACCOUNT I
                                              (Registrant)

                                          By: ________/s/_THOMAS C. JONES_______
                                                      Thomas C. Jones,
                                                          PRESIDENT
                                             CONNECTICUT GENERAL LIFE INSURANCE
                                                           COMPANY

                                          CONNECTICUT GENERAL LIFE INSURANCE
                                          COMPANY
                                              (Depositor)

                                          By: ________/s/_THOMAS C. JONES_______
                                                      Thomas C. Jones,
                                                          PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement (File No. 33-84426) has been signed below on April 17, 1997 by the following persons as officers and directors of the Depositor, in the capacities indicated:



                      SIGNATURE                         TITLE
------------------------------------------------------  ------------------------------------------------------

                  /s/THOMAS C. JONES
     -------------------------------------------        President
                   Thomas C. Jones                      (Principal Executive Officer)

                 /s/BRADLEY K MILLER*
     -------------------------------------------        Assistant Vice President and Actuary
                  Bradley K. Miller                     (Principal Financial Officer)

                   /s/ROBERT MOOSE*
     -------------------------------------------        Vice President
                     Robert Moose                       (Principal Accounting Officer)

                 /s/HAROLD W. ALBERT*
     -------------------------------------------        Director
                   Harold W. Albert

                /s/ROBERT W. BURGESS*
     -------------------------------------------        Director
                  Robert W. Burgess

                   /s/JOHN G. DAY*
     -------------------------------------------        Director
                     John G. Day

               /s/JOSEPH M. FITZGERALD*
     -------------------------------------------        Director
                 Joseph M. Fitzgerald

                 /s/H. EDWARD HANWAY*
     -------------------------------------------        Director
                   H. Edward Hanway

                  /s/CAROL M. OLSEN*
     -------------------------------------------        Director
                    Carol M. Olsen

                   /s/JOHN E. PACY*
     -------------------------------------------        Director
                     John E. Pacy

                /s/MARC L. PREMINGER*
     -------------------------------------------        Director
                  Marc L. Preminger

                      SIGNATURE                         TITLE
------------------------------------------------------  ------------------------------------------------------
               /s/ARTHUR C. REEDS, III*
     -------------------------------------------        Director
                 Arthur C. Reeds, III

               /s/PATRICIA L. ROWLAND*
     -------------------------------------------        Director
                 Patricia L. Rowland

             /s/W. ALLEN SCHAFFER, M.D.*
     -------------------------------------------        Director
               W. Allen Schaffer, M.D.

             *By: /s/ROBERT A. PICARELLO*
         ------------------------------------
                 Robert A. Picarello
                   ATTORNEY-IN-FACT

(A Majority of the Directors)

                               POWER OF ATTORNEY


    We, the undersigned directors and officers of Connecticut General Life Insurance Company, hereby severally constitute and appoint David C. Kopp and Robert A. Picarello, and each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-84426 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by either of our attorneys-in-fact to any such Registration Statement.



    WITNESS our hands and common seal on this 15th day of April, 1997.



             SIGNATURE                         TITLE
-----------------------------------  -------------------------

          THOMAS C. JONES            President
-----------------------------------  (Principal Executive
          Thomas C. Jones            Officer)

                                     Assistant Vice President
         BRADLEY K. MILLER           and Actuary
-----------------------------------  (Principal Financial
         Bradley K. Miller           Officer)

           ROBERT MOOSE              Vice President
-----------------------------------  (Principal Accounting
           Robert Moose              Officer)

         HAROLD W. ALBERT
-----------------------------------  Director
         Harold W. Albert

         ROBERT W. BURGESS
-----------------------------------  Director
         Robert W. Burgess

            JOHN G. DAY
-----------------------------------  Director
            John G. Day

       JOSEPH M. FITZGERALD
-----------------------------------  Director
       Joseph M. Fitzgerald

         H. EDWARD HANWAY
-----------------------------------  Director
         H. Edward Hanway

          CAROL M. OLSEN
-----------------------------------  Director
          Carol M. Olsen

           JOHN E. PACY
-----------------------------------  Director
           John E. Pacy

         MARC L. PREMINGER
-----------------------------------  Director
         Marc L. Preminger

       ARTHUR C. REEDS, III
-----------------------------------  Director
       Arthur C. Reeds, III

        PATRICIA L. ROWLAND
-----------------------------------  Director
        Patricia L. Rowland

      W. ALLEN SCHAFFER, M.D.
-----------------------------------  Director
      W. Allen Schaffer, M.D.

ROBERT A. PICARELLO
CHIEF COUNSEL                                                           [LOGO]

                                                             Law Department
                                                             S-321
                                                             900 Cottage Grove
                                                             Road
                                                             Hartford, CT
                                                             06152-2321
                                                             Phone: 860.726.8064
                                                             Fax: 860.726.1778
April 17, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:    Connecticut General Life Insurance Company
       CG Variable Life Insurance Separate Account I
       File No. 33-84426
       Post-Effective Amendment No. 3

Dear Sirs:

As Chief Counsel of the Individual Insurance Division of the CIGNA Companies, I am familiar with the actions of the Board of Directors of Connecticut General Life Insurance Company (the "Company"), establishing CG Variable Life Insurance Separate Account I (the "Account") and its method of operation and authorizing the filing of a registration statement under the Securities Act of 1933 for the securities to be issued by the Account and the Investment Company Act of 1940 for the Account itself.

In the course of preparing this opinion, I have reviewed the Certificate of Incorporation and the By-Laws of the Company, the Board actions with respect to the Account, and such other matters as I deemed necessary or appropriate. Based on such review, I am of the opinion that the variable life insurance policies (and interests therein) which are the subject of the registration statement under the Securities Act of 1933 filed for the Account will, when issued, be legally issued and will represent binding obligations of the Company, the depositor for the Account.

I further consent to the use of this opinion as an Exhibit to said Registration Statement and to the reference to me under the heading "Experts" in said Registration Statement.

Very truly yours,

/s/ ROBERT A. PICARELLO

Robert A. Picarello
Chief Counsel

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 3 to the registration statement of the CG Variable Life Insurance Separate Account I on Form S-6 of our reports dated February 11, 1997 and February 20, 1997, relating to the consolidated financial statements of Connecticut General Life Insurance Company and of the CG Variable Life Insurance Separate Account I of Connecticut General Life Insurance Company, respectively, which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



Price Waterhouse LLP
Hartford, Connecticut
April 22, 1997